UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File number: 811-06136
HOMESTEAD FUNDS, INC.
(Exact name of registrant as specified in charter)
4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office – Zip code)
Kelly Bowers Whetstone, Esq.
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)
Copies to:
Bibb L. Strench, Esq.
Seward & Kissel LLP
1200 G Street N.W.
Washington, DC 20005
(Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-5953
Date of fiscal year end: December 31
Date of reporting period: June 30, 2011

August 22, 2011
Dear Shareholder:
As you’ll read in the enclosed report, stock prices rose during the period, finishing the six months with a 6.02% gain, as represented by the Standard & Poor’s 500 Stock Index. Bond markets, responding to lower interest rates, also posted gains. Stubbornly high unemployment and sustained weakness in housing helped to keep interest rates in check.
A brief look at the capital markets shortly before this report went to print reveals several crosscurrents at work, each having already shown the ability to weigh heavily on stock and bond prices. The debt ceiling agreement reached in Washington in August did little to satisfy investors. Instead, it triggered fears that future budget cuts could harm economic growth and, perhaps more importantly, prompted a downgrade of U.S. and some U.S.-related debt by Standard & Poor’s, which criticized the deal as insufficient. Also, Federal Reserve policy left some investors concerned about higher inflation and a weaker dollar. Add to this the European debt situation, and investors are left in a climate of uncertainty. We believe, however, that even in an environment like this one, market fundamentals will overcome the fear and uncertainty associated with steep market declines. First, corporate profits are strong, up more than 10% from last year. Additionally, balance sheets are much improved, and large cash balances are allowing companies to increase dividends and to buy back stock. Stock prices in the aggregate seem very reasonable.
History shows that economic forecasting is a risky enterprise, even when the market environment provides greater clarity than the one we currently face. We do know, however, that businesses will adapt and adjust to changes in this environment. As this happens, we remain steadfast in our commitment to uncover those companies that represent good longterm investments for our shareholders.
The financial markets’ swings can serve as a reminder to check your overall asset allocation, a must in all market environments, but especially during more uncertain times. Homestead Funds’ representatives can help you keep your portfolio in line with your financial goals and risk tolerance. Please give them a call at 1-800-258-3030 between the hours of 8:30 am and 5:00 pm, ET.
Sincerely,
Peter R. Morris
President and Director
Must be preceded or accompanied by a prospectus. RE Investment Corporation, Distributor: 8/11

Item 1.  Reports to Stockholders
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Value Fund (HISIX)

 JUNE 30,
2011

semi-annual report

Table of Contents

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Growth Fund	12
Small-Company Stock Fund	14
International Value Fund	16
EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	21
Short-Term Government Securities Fund	23
Short-Term Bond Fund	27
Stock Index Fund	37
Value Fund	38
Growth Fund	39
Small-Company Stock Fund	41
International Value Fund	42
STATEMENTS OF ASSETS AND LIABILITIES	44
STATEMENTS OF OPERATIONS	46
STATEMENTS OF CHANGES IN NET ASSETS	48
FINANCIAL HIGHLIGHTS
Daily Income Fund	50
Short-Term Government Securities Fund	51
Short-Term Bond Fund	52
Stock Index Fund	53
Value Fund	54
Growth Fund	55
Small-Company Stock Fund	56
International Value Fund	57
NOTES TO FINANCIAL STATEMENTS	58
DIRECTORS AND OFFICERS	62
APPENDIX—S&P 500 STOCK MASTER PORTFOLIO	63

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of June 30, 2011, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION

Daily Income Fund

MARKET CONDITIONS
During the first half of 2011, the Federal Reserve maintained its policy of historically low short-term interest rates, a policy which was established in December 2008 with the goal of stimulating economic activity. The target rate for federal funds was held at a range of 0.00% to 0.25%.

As the first half of the year unfolded, optimism about a strengthening economy gave way to a concern that the economy had begun to slow. Contributing to the initial optimism, weekly initial jobless claims continued to show declines until early April, falling to 385,000. However, jobless claims since then have been in excess of 400,000, signaling weaker job growth. The unemployment rate rose during the period, and consistent with other indicators of slowing growth, first quarter gross domestic product (GDP) growth came in at 1.9%, significantly below growth of 3.1% for the fourth quarter of 2010. Given signs of a slowdown, many economists are lowering their forecasts for full-year 2011 GDP growth.

FUND PERFORMANCE
The Daily Income Fund earned a total return of 0.01% on an annualized basis for the first half of 2011. The seven-day effective annualized yield was 0.01% at June 30, 2011, unchanged from the end of the previous year. With interest income at historic lows, RE Advisers continues to waive fees and/or reimburse expenses to assist the Fund in maintaining a positive yield. As long as the Federal Reserve continues to maintain a federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income.

OUTLOOK
Halfway through 2011, we believe that the economy may improve in the second half of the year. The Federal Reserve has continued to be cautious and has maintained interest rates at accommodative levels. The Federal Reserve also continues to anticipate a low federal funds rate for an extended period. Until economic growth improves and interest rates rise, investors in the Daily Income Fund can anticipate a stable share price but very little investment return.

2	Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/11

Daily Income Fund	0.01%	1.87%	1.76%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Daily Income Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money by investing in the Fund. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do no reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD

Annualized 7-day effective yield quoted 06/30/11		0.01%

SECURITY DIVERSIFICATION	on 12/31/10	on 06/30/11

(% of total investments)

Commercial paper	71.9%	67.0%
U.S. Government obligations	21.8%	21.6%
Corporate bonds	2.3%	1.9%
Short-term and other assets	4.0%	9.5%

Total	100.0%	100.0%

MATURITY	on 12/31/10	on 06/30/11

Average Weighted Maturity	48 days	47 days

Performance Evaluation	3

PERFORMANCE EVALUATION
Short-Term Government Securities Fund and
Short-Term Bond Fund

MARKET CONDITIONS
The bond market registered a modest positive return during the period. This came as many of the impactful issues of last year continued to affect the market in the first half of 2011, along with some new disturbing developments. Old issues include the Federal Reserve’s continuation of a near-zero short-term interest rate policy, housing market weakness, high unemployment, Eurozone sovereign debt woes, fears of a Chinese “hard landing,” rising commodity prices and inflationary expectations—all of which took place as an end came to record federal fiscal stimulus, adversely affecting state and local government finances. New issues include the Japanese earthquake and tsunami, which, at a minimum, led to a disruption of auto production and is at least partially responsible for the recent downgrades of the Federal Reserve’s growth forecasts for the remainder of 2011 and for 2012. Political unrest in the Middle East put upward pressure on oil prices, resulting in $4 per gallon gasoline, which seemingly sapped some strength from consumer spending. The end of the Federal Reserve’s $600 billion U.S. Treasury Bond buying program (otherwise known as “QE2”) makes the U.S. Treasury’s financing somewhat more problematic as the market’s largest buyer steps away. Perhaps the largest concern is the seeming inability of elected officials to agree on a credible plan to both reduce the deficit and to raise the debt ceiling in time to ward off a potential U.S. Treasury default. According to Moody’s Investors Service, the lack of meaningful progress in negotiations to raise the debt limit raised the probability of default from de minimis to low, resulting in the credit rating agency placing the government’s AAA debt rating on review for a possible downgrade.

Of all the problems facing the economy, unemployment is at the top of the list, not only as a serious social issue but as a factor in economic growth. While the June unemployment rate of 9.2% is below the October 2009 peak of 10.1%, it is still well above the 6.3% average of the last 10 years. Employment needs to increase by approximately 6.9 million to attain pre-recession levels. While job news over the last few months has been particularly discouraging, initial unemployment claims and most regional manufacturing surveys suggest better employment conditions are on the horizon. In spite of weak employment growth, retail sales in June stood 8.1% higher than one year ago, with domestic auto sales averaging 12.6 million in 2011 versus 11.6 million in 2010. While industrial production in June was 3.4% higher year-over-year, production levels are still 7.5% below pre-recession levels. Existing home sales are running at a 5.0 million annual rate in 2011, up slightly from 2010’s 4.9 million rate, but again well below the average 10-year rate of 5.8 million.

Consumer confidence as measured by the Conference Board has averaged 64.5 so far in 2011, compared to 54.5 in 2010, yet well below the 10-year average of 82.4. Consumers continue to worry about their personal financial conditions, but plans to purchase autos, homes and major appliances in six months are sharply above year-ago levels thanks to improvement in the consumer’s balance sheet and product obsolescence. The May 2011 savings rate stood at 5.0%, compared to 2010’s 5.8% average, further evidence of the consumer’s improved mood. While the June 2011 Consumer Price Index was 3.6% higher than a year ago and well above the 1.5% increase for 2010, this increase was not unexpected given the Federal Reserve’s massive liquidity injection and sharp increases in commodity prices.

The Federal Reserve’s policymaking committee, the Federal Open Market Committee (FOMC), continues to maintain its federal funds target rate in a range of 0.00% to 0.25%. At the June 22-23 FOMC meeting, the Fed maintained its position that short-term rates would be kept low for an “extended period” as the economic recovery had slowed more than expected. The FOMC also maintained that with unemployment still unacceptably high, monetary policy needed to remain accommodative. Although inflation had moved higher, the

4	Performance Evaluation

prevailing thought was that inflation would recede as commodity pressures lessened. Some FOMC members discussed the possibility of ending monetary accommodation sooner than expected if inflation persists. The FOMC did lay out steps for eventual monetary tightening, which will start with: 1) ceasing the reinvestment of principal on securities holdings; 2) removing the “extended period” language from policy statements; 3) initiating temporary reserve draining operations; and 4) hiking the federal funds target rate. Chairman Ben Bernanke outlined the case for additional Federal Reserve stimulus during his semi-annual Monetary Policy report to Congress in July. We believe that the hurdle to enact “QE3” seems very high and is unlikely barring renewed severe economic or financial distress.

FUND PERFORMANCE
The Short-Term Government Securities Fund returned 0.91% in the first half of 2011 compared to the benchmark return of 1.51%. Relative underperformance was a result of the Fund’s shorter maturity relative to the benchmark index. While all of the Fund’s sectors contributed positively to first-half performance, none of the sectors particularly stood out.

The Short-Term Bond Fund returned 1.57% in the first half of 2011 compared to the benchmark return of 1.80%. The Fund’s asset-backed securities and municipals were very strong relative performers during the first half, but the mortgage sector was a drag on performance after a very strong 2010. Pronounced weakness was also seen in financial issues with exposure to the European debt crisis in both the corporate and Yankee sectors, with securities tied to Irish banking particularly weak.

OUTLOOK
The economic recovery continues to be sluggish as normal growth remains elusive. Part of this sluggishness can be attributed to the aftereffects of the credit crunch as credit demands remain subpar. Although corporate balance sheets have been repaired, a new capital spending cycle has yet to emerge. Of the many headwinds mentioned earlier, perhaps none is as important as housing. While it may no longer be a drag on gross domestic product, at this juncture in the economic cycle, housing should be a strong contributor to growth. Given tougher mortgage lending standards and the nationwide oversupply of housing inventory, it appears that time may be the only cure for this market. With housing starts currently running at less than 40% of their 20-year average, assuming a resumption of growth in household formations, we believe that this problem should work itself out over the next several years.

The FOMC continues to hold short-term rates at zero, trying to stimulate borrowing with what effectively are “teaser rates,” but it may be hurting economic growth, since savers are ultimately the ones being punished. Given the fact that low short-term rates were partly responsible for the excesses that led to the credit crunch, this ultra-low rate strategy may have unforeseen consequences. In addition, this level of accommodation sends a negative signal regarding the Fed’s view of near-term growth prospects, potentially further depressing economic activity.

Our view is that interest rates are likely to remain low until the economic soft patch passes later this year. We believe that the Fed is on hold for the foreseeable future and will communicate possible changes in monetary policy well in advance of any action. It is our belief that interest rates will ultimately normalize at significantly higher levels, but this will wait until the economy is on a much firmer footing with significantly lower unemployment, an event which seems fairly unlikely until well into 2012.

Performance Evaluation	5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/11

Short-Term Government Securities Fund	1.60%	3.93%	3.22%
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	2.16%	5.05%	4.24%

SECURITY DIVERSIFICATION		on 12/31/10	on 06/30/11

(% of total investments)

Government-guaranteed agencies		47.0%	49.8%
U.S. Treasuries		20.0%	19.9%
Corporate bonds		15.8%	9.5%
Mortgage-backed securities		7.6%	5.5%
Municipal bonds		4.6%	5.4%
Asset-backed securities		3.3%	2.3%
Short-term and other assets		1.7%	7.6%

Total		100.0%	100.0%

MATURITY		on 12/31/10	on 06/30/11

Average Weighted Maturity		2.56 years	2.37 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 2000.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6	Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/11

Short-Term Bond Fund	3.42%	5.41%	4.25%
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	2.96%	5.27%	4.59%

SECURITY DIVERSIFICATION		on 12/31/10	on 06/30/11

(% of total investments)

Corporate bonds		32.1%	29.7%
Asset-backed securities		21.1%	17.4%
Municipal bonds		15.8%	16.8%
Yankee bonds		9.6%	12.9%
Mortgage-backed securities		14.0%	10.7%
U.S. Government obligations		4.8%	7.5%
Short-term and other assets		2.6%	5.0%

Total		100.0%	100.0%

MATURITY		on 12/31/10	on 06/30/11

Average Weighted Maturity		2.95 years	2.69 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 2000.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	7

PERFORMANCE EVALUATION

Stock Index Fund

MARKET CONDITIONS
U.S. equity markets began the year on an upswing. Confidence levels were improving, the economy was recovering and investors were increasing their holdings of riskier assets. U.S. stocks moved higher during the first four months of 2011 despite volatility from significant global events. Political turmoil spread across the Middle East/North Africa region, and prices of oil and other commodities rose sharply. March brought devastating natural disasters that left Japan with massive infrastructure damage and a nuclear crisis. In April, Standard & Poor’s changed its ratings outlook for long-term U.S. and Japanese debt from stable to negative. But equity markets charged forward as investors chose to focus on the continuing stream of strong corporate earnings reports.

Meanwhile, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Financial markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader sovereign debt crisis in Europe and its further contagion among peripheral countries. Concurrently, it became evident that the pace of U.S. and global economic growth had slowed. The impact of higher oil prices and supply chain disruptions in Japan finally surfaced in weak economic data. Investors pulled back from riskier assets amid heightened uncertainty, and equity markets experienced a correction throughout most of May and June. The last week of June brought a sharp rally on encouraging data from the U.S. manufacturing sector and Germany’s decision to support the refinancing of Greece’s public debt.

INDEX AND FUND PERFORMANCE
For the six months ended June 30, the broad market metric and the Fund’s benchmark, the Standard & Poor’s (S&P) 500 Index returned 6.02%. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

From a sector perspective, health care stocks (+13.93%) led the index, driven by increased merger and acquisition activity. Energy stocks (+11.39%) benefited from rising oil prices earlier in the period. All other sectors provided positive returns with the exception of financials (−3.06%), where the banking industry remained under pressure amid heightened concerns about the sovereign debt crisis.

During the six-month period, as changes were made to the composition of the S&P 500 Index, the Master Portfolio in which the Fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

8	Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/11

Stock Index Fund	29.94%	2.37%	2.06%
Standard & Poor’s 500 Stock Index	30.69%	2.94%	2.72%

	% of Total		% of Total
	Net Assets		Net Assets
INDUSTRY DIVERSIFICATION	at 6/30/11*		at 6/30/11*

Information technology	16.5%	Industrials	10.4%
Financials	13.8%	Consumer staples	9.0%
Energy	11.6%	Materials	3.4%
Consumer discretionary	10.7%	Utilities	3.2%
Health care	10.7%	Telecommunication services	2.8%
		Short-term and other assets	7.9%

Total			100.0%

	% of Total		% of Total
	Net Assets		Net Assets
TOP TEN HOLDINGS	at 6/30/11*		at 6/30/11*

Exxon Mobil Corp.	3.1%	Microsoft Corp.	1.5%
Apple Inc.	2.4%	AT&T, Inc.	1.4%
International Business Machines Corp.	1.6%	Johnson & Johnson	1.4%
Chevron Corp.	1.6%	The Procter & Gamble Co.	1.4%
General Electric Co.	1.5%	Pfizer, Inc.	1.2%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2000.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * Holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation	9

PERFORMANCE EVALUATION

Value Fund

MARKET CONDITIONS
The major market indexes followed an up and down pattern twice in the first half of the year, with a strong rally in June to finish the period with a modest gain.

Forecasts early in the year pointed to an improving economy. However, the tsunami-induced supply chain disruptions in Japan, along with concerns over sovereign debt problems in several European nations, created hesitation in both the markets and in the economy. In the latter half of the period, commodity prices retreated, and the price of oil fell to below $100 per barrel, putting a damper on inflation expectations. The consumer continued to show some confidence, but not enough to help broad-based spending and accelerate the economic recovery. Thawing in the political attitude toward business appears to have been offset by proposals for increased regulation, uncertainty in tax policy and U.S. federal and state budget concerns.

FUND PERFORMANCE
The Value Fund increased 8.15% for the first half of 2011, and its benchmark index, the unmanaged S&P 500 Index, increased 6.02%. The Fund’s better-than-index results were due to several factors. The Fund’s positions in the energy, consumer staples and financial sectors outpaced the results of the overall index. The Fund’s positions in the industrials and information technology sectors lagged their respective index sectors. Top performing stocks in the first half of 2011 for the Fund were Marathon Oil Corporation, El Paso Corporation and Dell Inc. Laggards included Cisco Systems Inc., Hewlett-Packard Company and Avery Dennison Corporation.

No new positions were initiated during the first half of 2011. Additions to existing positions included Cisco Systems Inc., The Allstate Corporation and Southwest Airlines Company. Positions were reduced in Principal Financial Group, Inc., Parker-Hannifin Corporation and Dillard’s Inc.

OUTLOOK

At mid-year, the outlook for the economy looks mixed, with positive and negative factors jostling for position. Second quarter earnings for the S&P 500 are anticipated to be up more than 16% versus last year. Corporate balance sheets appear to be sound. U.S. gross domestic product growth for the remainder of 2011 is expected to be slightly higher than the 1.9% growth rate of the first quarter. But persistent weakness in housing, a disappointing June employment report and a weak lending environment may further constrain growth.

While daily news headlines capture public attention, it is important to remember that there are broad, underlying trends at work in the economy, including the continuation of consumer deleveraging and the unresolved financial and economic excesses built up during the last economic expansion. (The Greek debt situation is one example of the latter trend.) Further, significant legislation passed by Congress and signed into law in 2010, has yet to be codified. These factors, along with uncertainty surrounding the direction and resolution of the U.S. federal budget, especially on issues of spending and taxes, have created a business environment where commitment to long-term capital investment and employment is sluggish. As these issues are resolved, we believe that businesses may gain confidence, increasing the chances for a more robust expansion.

Despite the factors noted above, companies continue to make changes to their operations and have still committed some capital, so the economy is not standing still. As always, we continue to search for attractive investment opportunities in this environment.

10	Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

Periods ended 06/30/11

Value Fund	29.99%	2.15%	5.58%
Standard & Poor’s 500 Stock Index	30.69%	2.94%	2.72%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/11		at 06/30/11

Health care	20.4%	Materials	6.6%
Energy	17.5%	Consumer discretionary	6.2%
Industrials	17.3%	Consumer staples	3.7%
Information technology	16.9%	Short-term and other assets	3.6%
Financials	7.8%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN EQUITY HOLDINGS	at 06/30/11		at 06/30/11

Dow Chemical Co. (The)	4.2%	Dell Inc.	3.6%
Intel Corp.	4.2%	Abbott Laboratories	3.5%
Bristol-Myers Squibb Co.	4.0%	Chevron Corp.	3.5%
Pfizer Inc.	3.8%	Hospira, Inc.	3.5%
Parker-Hannifin Corp.	3.7%	Marathon Oil Corp.	3.4%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2000.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	11

PERFORMANCE EVALUATION

Growth Fund

MARKET CONDITIONS
The Russell 1000 Growth Index posted a mid-single-digit positive return for the six-month period as all sectors gained. Despite overall positive returns, there was considerable dispersion between sector returns. Utilities was by far the top-performing sector. Health care, energy, and consumer staples also outperformed the index. Telecommunication services was the worst-performing sector, with a flat return for the period. Materials and information technology also underperformed the overall index. Based on various Russell indices, large-caps outperformed small-caps, but both underperformed mid-caps for the period. Additionally, growth outperformed value across all market caps.

FUND PERFORMANCE
The Fund gained 4.79% in the six months ended June 30, 2011, but lagged its benchmark, the Russell 1000 Growth Index, which returned 6.83%. Overall, stock selection and sector allocation led to relative underperformance. Stock selection in consumer discretionary was the primary detractor from relative performance. Stock selection in energy and an underweight to consumer staples also weighed on relative results. Stock selection in materials was the primary contributor to relative performance.

Stock selection in consumer discretionary was the primary detractor from relative performance. Carnival Corporation, the world’s biggest cruise line operator, battled fuel costs, in addition to political unrest in the Middle East and North Africa and the aftermath of Japan’s earthquake and nuclear disaster. Concerns of continued economic weakness in the U.S. weighed on hotels, including Marriott International, Inc. Recently, the company revealed more details regarding its timeshare business spin-off that received mixed reviews from investors. Shares of General Motors Company were hampered by increased spending on new vehicle incentive programs and scaled-back production of high-margin trucks.

Stock selection in energy detracted from relative performance. Peabody Energy Corporation, the largest U.S. coal producer, suffered from macroeconomic concerns and problems with a mine in Colorado. Schlumberger Limited, the world’s largest oilfield contractor, reported poor results from its international business due to bad weather in Asia and Australia and disruptions in the Middle East and North Africa owing to political unrest.

At the other end of the spectrum, stock selection in materials was the primary contributor to relative performance. During the period, materials was one of the worst-performing sectors in the index. Praxair, Inc., the biggest U.S. industrial gas producer, reported strong revenue growth driven by sales in emerging markets, especially South America and Asia. The company increased market share as a competitor was distracted by a potential acquisition.

OUTLOOK
We are reasonably optimistic about the near- to medium-term outlook for the stock market, so we have positioned the portfolio for modest growth. We continue to believe we are in the early to middle stages of an economic recovery in the U.S. and that a double-dip recession is unlikely. As always, our bottom-up stock selection process determines sector positioning. However, we believe that companies in information technology, industrials and business services, and consumer discretionary will provide the best growth opportunities. We continue to focus on exposure to emerging markets through multinational companies. Health care appears more attractive, and we have incrementally increased our position in the sector where we have found opportunities in specific companies.

12	Performance Evaluation

Growth Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

Periods ended 06/30/11

Growth Fund*	33.87%	7.13%	1.06%
Russell 1000 Growth Index	35.01%	5.33%	2.24%
Standard & Poor’s 500 Stock Index	30.69%	2.94%	2.72%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/11		at 06/30/11

Information technology	32.4%	Financials	5.1%
Consumer discretionary	17.3%	Materials	3.3%
Industrials	16.1%	Telecommunication services	2.2%
Health care	11.9%	Consumer staples	1.9%
Energy	9.6%	Short-term and other assets	0.2%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN EQUITY HOLDINGS	at 06/30/11		at 06/30/11

Apple Inc.	6.7%	Praxair Inc.	2.8%
Amazon.com, Inc.	3.9%	McKesson Corp.	2.5%
Google Inc. (Class A)	3.8%	Schlumberger Ltd.	2.4%
Danaher Corp.	3.4%	Franklin Resources Inc.	2.4%
QUALCOMM, Inc.	3.3%	EOG Resources Inc.	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made at the Fund’s inception on January 22, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking Stocksm Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

PERFORMANCE EVALUATION

Small-Company Stock Fund

MARKET CONDITIONS
Markets began the year with expectations for the economy to continue to make progress throughout 2011. However, concerns about the sovereign debt of several European countries, along with the natural disaster in Japan, conspired with disappointing employment numbers, increased regulatory and tax uncertainty and federal and state budget concerns to erode confidence in the U.S. economic recovery as the first half of the year came to a close.

The small-capitalization stock indexes, the Russell 2000, the Russell 2000 Value, and the Standard & Poor’s Small-Cap 600, all followed a saw-blade pattern during the period. Though the indexes rose and fell twice, they concluded the six-month period higher than they were at the start of the year.

FUND PERFORMANCE
The Fund increased 8.38% in the first half of 2011, while its benchmark index, the Russell 2000 increased 6.21%. The Fund’s better than benchmark results were helped by positions in the industrials, consumer staples, materials and energy industries held in greater proportion relative to the index. Appreciation in the stock prices of Manitowoc Company, Inc., Dean Foods Company and Westlake Chemical Corporation contributed significantly to Fund outperformance, while Cooper Tire & Rubber Company, National Bankshares, Inc. (Virginia) and Asset Acceptance Capital Corp. were the poorest performing stocks in the first half.

New names added to the Fund included Computer Services, Inc., a provider of data processing services to financial institutions; Huntington Ingalls Industries, Inc., which designs, builds and overhauls military ships; and PolyOne Corporation, a provider of thermoplastic compounds, specialty resins and polymer formulations.

OUTLOOK
As we begin the second half of 2011, we expect that second quarter earnings will improve, along with gross domestic product growth in the second half of the year. However, housing remains weak, bank loan growth is minimal, and non-U.S. economies are now growing more slowly, subject to their own form of monetary policy tightening.

The present environment consists of many unresolved economic issues. Absent a resolution to many or all of the following, an accurate forecast on the direction of the economy is challenging. The debt overhang, brought on by consumer and sovereign financial excesses during the last economic cycle, still weighs heavily on the world economy. At home, concerns persist over the effect of large federal and state budget deficits. In addition, a lack of political consensus on tax policy and regulation keeps businesses cautious about deploying capital for long-term investment and jobs.

In spite of this backdrop, we continue to uncover companies that meet our criteria for value—those with seemingly temporary setbacks within the business, or those with some aspect(s) of their business operations misunderstood by the general marketplace.

We appreciate your continued trust and investment.

14	Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

Periods ended 06/30/11

Small-Company Stock Fund	41.35%	8.29%	10.62%
Russell 2000 Index	37.41%	4.08%	6.27%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/11		at 06/30/11

Industrials	28.2%	Information technology	6.9%
Consumer staples	13.1%	Financials	5.0%
Consumer discretionary	12.5%	Health care	3.2%
Materials	8.9%	Short-term and other assets	14.7%
Energy	7.5%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN EQUITY HOLDINGS	at 06/30/11		at 06/30/11

iShares Russell 2000 Value Index	4.1%	Olin Corp.	3.4%
Applied Industrial Technologies, Inc.	4.0%	Cracker Barrel Old Country Store, Inc.	3.3%
Triumph Group, Inc.	4.0%	STERIS Corp.	3.2%
Dean Foods Co.	3.6%	Belden Inc.	3.2%
Westlake Chemical Corp.	3.5%	Rofin-Sinar Technologies Inc.	3.2%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 2000.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	15

PERFORMANCE EVALUATION

International Value Fund

MARKET CONDITIONS
In spite of a handful of negative developments, global stock markets continued to rise through the first half of the six-month period. Turmoil in the Middle East, a devastating earthquake in Japan, an ongoing debt crisis in Europe and rising food and energy prices were shrugged off by the markets. The second half of the period was tumultuous as investors’ “risk on” and “risk off” mentality influenced markets. Early strength was later dampened, as a slowdown in the global economy, the ongoing Eurozone debt crisis, a continuation of the Arab Spring uprisings and China’s attempt to slow its overheating economy weighed on sentiment. In this environment, the more economically sensitive emerging markets underperformed developed markets.

FUND PERFORMANCE
For the six-month period ending June 30, 2011, the Fund gained 4.69% versus the benchmark MSCI EAFE, which returned 4.98%. Performance was supported by a rebound in oversold Japanese companies. Daito Trust Construction Company Limited, Nissan Motor Company, Limited and Bridgestone Corporation all registered double-digit gains. Japan’s recovery is showing signs of progress with machinery order growth rising to a four-month high in May as rebuilding kicks in. Holdings in France and Italy also outperformed, while German and Swiss stocks underperformed for the period. Deutsche Boerse AG, Adecco SA and Credit Suisse Group AG all detracted from performance.

Strength was found in the information technology, consumer discretionary and utilities sectors; Cap Gemini SA and Indra Sistemas SA performed well in the IT space; Pearson PLC and the aforementioned Nissan and Bridgestone were standout consumer discretionary stocks; and Italy’s Enel SpA was noteworthy among utilities. Energy stocks also contributed to performance, with Total SA, Statoil ASA and Eni SpA posting strong gains for the period. Financials and health care holdings, such as New World Development Company Limited and Daiichi Sankyo Company Limited, detracted.

OUTLOOK
As the European Union goes through difficult times, we see the potential for both positive and negative developments over the short- to mid-term, with the endgame being a much stronger economic union. Politicians seemingly will need to be pushed to the brink before agreeing to a comprehensive solution, but we believe that the euro will ultimately survive since it is in every member country’s best interest to ensure that it does. As a result of the debt issues, we see valuations throughout Europe, the southern region in particular, as very attractive relative to historic levels and global peers.

Japan appears to be recovering from its devastating earthquake and tsunami. Manufacturing activity continues to normalize with industrial production up 5.7% month-over-month in May, which was the biggest monthly gain since 1953. Exports are recovering as supply chain issues have largely been resolved. China, a key export market for Japan, is closing in on the end of interest rate tightening, which should lead to a pickup in industrial activity in the second half of the year. We combine these economic tailwinds with an extremely attractive market trading at or below book value, and see the stage as set for a meaningful market rerating.

We take a long-term view of the companies in which we invest, seeking to buy them at prices well beneath their true value. Given the transitional nature of the current market environment, we recognize that our new positions have been established early, in anticipation of future positive events. We believe that our disciplined approach helps us avoid the near-term noise to the benefit of long-term performance. In this environment, we believe well-capitalized companies with above average dividend yields have the potential to provide the foundation for strong relative performance.

16	Performance Evaluation

International Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

Periods ended 06/30/11

International Value Fund*	27.67%	1.99%	5.33%
MSCI® EAFE® Index	30.36%	1.48%	5.66%

	% of Total		% of Total
	Investment		Investment
COUNTRY DIVERSIFICATION	at 06/30/11		at 06/30/11

Japan	21.5%	Norway	2.4%
Switzerland	14.9%	Israel	1.9%
Britain	11.4%	China	1.9%
France	10.4%	Australia	1.8%
Italy	4.6%	Portugal	1.7%
Netherlands	4.3%	Singapore	1.6%
Spain	4.2%	Indonesia	1.0%
Germany	4.0%	Brazil	0.7%
Republic of South Korea	3.9%	Finland	0.5%
Hong Kong	3.4%	Short-term and other assets	1.4%
Thailand	2.5%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN EQUITY HOLDINGS	at 06/30/11		at 06/30/11

AXA SA	2.5%	Bridgestone Corp.	2.4%
WPP Group PLC	2.4%	Koninklijke DSM NV	2.2%
Nissan Motor Co., Ltd.	2.4%	Novartis AG REG	2.2%
Total SA	2.4%	Sumitomo Trust & Banking Co.	2.2%
Statoil ASA	2.4%	Roche Holding Ltd.	2.2%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made at the Fund’s inception on January 22, 2001.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

 * The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.’s role as subadvisor began June 12, 2006.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2011 and held through June 30, 2011.

ACTUAL EXPENSES
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares or exchange your shares for shares of another Fund less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	Expense Example

				Annualized
				Expense Ratio
	Beginning Account	Ending Account		for the Six Month
	Value	Value	Expenses Paid	Period Ended
	January 1, 2011	June 30, 2011	During the Period[a]	June 30, 2011

DAILY INCOME FUND
Actual Return	$1,000.00	$1,000.05	$0.89	0.18%
Hypothetical (5% return before expenses)	1,000.00	1,024.35	0.90	0.18%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	1,000.00	1,009.13	3.68	0.74%
Hypothetical (5% return before expenses)	1,000.00	1,021.32	3.70	0.74%

SHORT-TERM BOND FUND
Actual Return	1,000.00	1,015.80	3.97	0.79%
Hypothetical (5% return before expenses)	1,000.00	1,021.04	3.98	0.79%

STOCK INDEX FUND[b]
Actual Return	1,000.00	1,059.42	3.07	0.60%
Hypothetical (5% return before expenses)	1,000.00	1,022.01	3.02	0.60%

VALUE FUND
Actual Return	1,000.00	1,084.32	3.57	0.69%
Hypothetical (5% return before expenses)	1,000.00	1,021.56	3.46	0.69%

GROWTH FUND
Actual Return	1,000.00	1,048.87	4.82	0.95%
Hypothetical (5% return before expenses)	1,000.00	1,020.26	4.75	0.95%

SMALL-COMPANY STOCK FUND
Actual Return	1,000.00	1,086.78	5.74	1.11%
Hypothetical (5% return before expenses)	1,000.00	1,019.45	5.56	1.11%

INTERNATIONAL VALUE FUND
Actual Return	1,000.00	1,047.83	5.02	0.99%
Hypothetical (5% return before expenses)	1,000.00	1,020.06	4.95	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example	19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling 1-800-258-3030. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge upon request by calling 1-800-258-3030 and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

20	Regulatory and Shareholder Matters

 PORTFOLIO OF INVESTMENTS: Daily Income Fund
 June 30, 2011 (Unaudited)

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value

(1.9% of portfolio)

HSBC Finance Corp.	6.38%	10/15/11	$3,595,000	$3,657,052

Total Corporate Notes (Cost $3,657,052)				3,657,052

COMMERCIAL PAPER

(67.0% of portfolio)

Air Liquide US LLC(a)	0.16	07/11/11	4,000,000	3,999,822
Air Liquide US LLC(a)	0.15	07/11/11	5,000,000	4,999,792
American Honda Finance Corp.	0.21	07/21/11	1,500,000	1,499,825
American Honda Finance Corp.	0.14	09/06/11	3,100,000	3,099,192
American Honda Finance Corp.	0.21	09/16/11	4,500,000	4,497,979
Campbell Soup Co.(a)	0.18	08/15/11	4,000,000	3,999,100
Citigroup Funding Inc.	0.16	07/12/11	3,000,000	2,999,853
Citigroup Funding Inc.	0.16	07/15/11	2,000,000	1,999,876
Coca-Cola Co.(a)	0.18	07/14/11	3,200,000	3,199,792
Coca-Cola Co.(a)	0.14	08/22/11	2,000,000	1,999,596
Coca-Cola Co.(a)	0.15	09/06/11	1,500,000	1,499,581
Coca-Cola Co.(a)	0.13	09/14/11	2,000,000	1,999,458
Conocophillips Qatar Funding Ltd.(a)	0.11	07/22/11	2,074,000	2,073,867
Conocophillips Qatar Funding Ltd.(a)	0.15	08/16/11	4,500,000	4,499,138
Exxon Mobil Corp.	0.10	08/10/11	6,000,000	5,999,333
General Electric Capital Corp.	0.12	07/01/11	6,000,000	6,000,000
Hewlett-Packard Co.(a)	0.08	07/15/11	6,000,000	5,999,813
HSBC Finance Corp.	0.13	07/05/11	1,000,000	999,986
HSBC Finance Corp.	0.12	07/08/11	1,600,000	1,599,963
John Deere Bank SA(a)	0.12	07/07/11	1,100,000	1,099,978
John Deere Bank SA(a)	0.10	07/25/11	910,000	909,939
John Deere Bank SA(a)	0.09	07/26/11	4,000,000	3,999,750
John Deere Credit Inc.(a)	0.11	07/26/11	3,000,000	2,999,771
Johnson & Johnson(a)	0.18	07/13/11	2,000,000	1,999,880
Johnson & Johnson(a)	0.13	08/29/11	1,000,000	999,787
L’Oreal USA Inc.(a)	0.17	07/19/11	4,000,000	3,999,660
Metlife Funding Inc.	0.11	07/06/11	9,000,000	8,999,862
Nestle Capital Corp.(a)	0.19	08/08/11	4,000,000	3,999,198
Nestle Capital Corp.(a)	0.14	11/22/11	5,000,000	4,997,200
PACCAR Financial Corp.	0.16	08/12/11	4,000,000	3,999,253
PACCAR Financial Corp.	0.16	09/02/11	2,000,000	1,999,440
PACCAR Financial Corp.	0.15	09/06/11	3,000,000	2,999,162
PepsiCo, Inc.(a)	0.11	07/22/11	5,500,000	5,499,647
PepsiCo, Inc.(a)	0.10	08/02/11	3,000,000	2,999,733
Toyota Motor Credit Corp.	0.15	07/22/11	3,500,000	3,499,694
Toyota Motor Credit Corp.	0.16	08/24/11	2,500,000	2,499,400
Toyota Motor Credit Corp.	0.20	09/22/11	3,000,000	2,998,617
UBS Finance Delaware LLC	0.19	09/26/11	3,000,000	2,998,622

Total Commercial Paper (Cost $126,464,559)				126,464,559

U.S. GOVERNMENT OBLIGATIONS

(21.6% of portfolio)

Federal Home Loan Mortgage Corp. Discount Note	0.13	07/25/11	400,000	399,965
Federal National Mortgage Assn. Discount Note	0.12	07/11/11	500,000	499,983
Federal National Mortgage Assn. Discount Note	0.12	07/13/11	1,400,000	1,399,944
Federal National Mortgage Assn. Discount Note	0.13	07/20/11	346,000	345,976
U.S. Treasury Bill	0.22	07/28/11	5,000,000	4,999,171
U.S. Treasury Bill	0.22	07/28/11	5,000,000	4,999,153
U.S. Treasury Bill	0.08	09/15/11	5,000,000	4,998,681
U.S. Treasury Bill	0.08	09/15/11	7,000,000	6,998,862
U.S. Treasury Bill	0.11	10/20/11	2,000,000	1,999,353

Portfolio of Investments	21

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
 June 30, 2011 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(U.S. Government Obligations continued)

U.S. Treasury Bill	0.09%		11/17/11	$5,000,000	$4,998,263
U.S. Treasury Bill	0.09		12/22/11	5,000,000	4,998,188
U.S. Treasury Bill	0.08		12/22/11	4,000,000	3,998,260

Total U.S. Government Agency Obligations (Cost $40,635,799)					40,635,799

MONEY MARKET ACCOUNT				Shares

(9.5% of portfolio)

State Street Institutional Liquid Reserves Fund	0.15	(b)		17,925,760	17,925,760

Total Money Market Account (Cost $17,925,760)					17,925,760

TOTAL INVESTMENTS IN SECURITIES (Cost $188,683,170)—100%					$188,683,170

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. Total of such securities at period-end amounts to $67,774,502 and represents 35.9% of total investments.
(b)	7-day yield at June 30, 2011.

22	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
 June 30, 2011 (Unaudited)

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(2.3% of portfolio)

Small Business Administration 93-20J	5.90%		10/01/13	$15,566	$16,151
Small Business Administration 98-20D	6.15		04/01/18	26,010	28,405
Small Business Administration 98-20E	6.30		05/01/18	25,722	28,189
Small Business Administration 98-20H	6.15		08/01/18	11,202	12,225
Small Business Administration 99-20D	6.15		04/01/19	40,450	43,898
Small Business Administration 04-20B	4.72		02/01/24	92,315	98,274
Small Business Administration 04-20C	4.34		03/01/24	122,512	129,199
Small Business Administration 05-10E	4.54		09/01/15	36,408	38,028
Small Business Administration Pool # 100075	3.50		05/25/19	35,883	35,146
Small Business Administration Pool # 500724	4.00	(a)	12/25/13	5,840	5,943
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	14,568	14,548
Small Business Administration Pool # 502477	1.25	(a)	09/25/18	41,217	40,957
Small Business Administration Pool # 502543	0.95	(a)	01/25/19	73,249	73,551
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	3,288	3,319
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	31,683	31,829
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	22,938	22,905
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	5,519	5,496
Small Business Investment Companies 02-20K	5.08		11/01/22	38,763	41,578
Small Business Investment Companies 02-P10B	5.20		08/10/12	57,387	59,622
Small Business Investment Companies 03-10A	4.63		03/10/13	404,645	422,407
Small Business Investment Companies 03-10B	3.39		03/01/13	15,263	15,469
Small Business Investment Companies 03-P10A	4.52		02/10/13	5,125	5,339
Small Business Investment Companies 03-P10B	5.14		08/10/13	26,431	27,946
Small Business Investment Companies 04-10A	4.12		03/10/14	155,215	161,920
Small Business Investment Companies 04-10B	4.68		09/10/14	223,563	235,305
Small Business Investment Companies 04-P10A	4.50		02/10/14	29,222	30,641
Small Business Investment Companies 05-10B	4.94		09/10/15	183,939	198,727
Small Business Investment Companies 05-P10A	4.64		02/10/15	56,894	60,566
Small Business Investment Companies 07-10A	5.38		03/10/17	87,153	94,371

Total Asset Backed Securities (Cost $1,853,892)					1,981,954

MORTGAGE BACKED SECURITIES

(5.5% of portfolio)

FDIC Structured Sale Guaranteed Notes 2010-S3(b)	2.74		12/03/20	848,755	854,026
GNMA #2602	6.00		06/20/28	61,174	68,028
GNMA #2707	5.50		01/20/14	6,307	6,816
GNMA #8004	2.63	(a)	07/20/22	27,386	28,395
GNMA #8006	2.63	(a)	07/20/22	25,433	26,370
GNMA #8038	2.63	(a)	08/20/22	15,424	15,992
GNMA #8040	2.63	(a)	08/20/22	39,497	40,953
GNMA #8054	2.13	(a)	10/20/22	9,741	10,043
GNMA #8076	2.13	(a)	11/20/22	16,046	16,545
GNMA #8102	4.00	(a)	02/20/16	5,333	5,558
GNMA #8103	4.00	(a)	02/20/16	19,207	20,028
GNMA #8157	2.38	(a)	03/20/23	28,794	29,797
GNMA #8191	3.38	(a)	05/20/23	46,420	48,397
GNMA #8215	3.38	(a)	04/20/17	4,297	4,480
GNMA #8259	2.63	(a)	08/20/23	13,171	13,657
GNMA #8297	4.00	(a)	12/20/17	12,345	12,833
GNMA #8332	3.50	(a)	03/20/18	8,035	8,363
GNMA #8344	3.50	(a)	04/20/18	18,874	19,705
GNMA #8384	2.38	(a)	03/20/24	6,618	6,849
GNMA #8393	4.00	(a)	08/20/18	7,384	7,703
GNMA #8400	2.63	(a)	08/20/18	10,506	10,893
GNMA #8405	4.00	(a)	09/20/18	11,815	12,325
GNMA #8423	3.38	(a)	05/20/24	8,265	8,618
GNMA #8429	4.00	(a)	11/20/18	13,145	13,665

Portfolio of Investments	23

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 June 30, 2011 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

GNMA #8459	2.63	(a)%	07/20/24	$12,687	$13,155
GNMA #8499	3.88	(a)	05/20/19	8,593	8,991
GNMA #8518	2.13	(a)	10/20/24	11,722	12,087
GNMA #8532	2.50	(a)	10/20/24	16,391	16,938
GNMA #8591	2.38	(a)	02/20/25	37,624	38,935
GNMA #8638	3.38	(a)	06/20/25	14,085	14,684
GNMA #8648	2.63	(a)	07/20/25	22,464	23,291
GNMA #8663	2.63	(a)	07/20/25	17,991	18,654
GNMA #8680	3.50	(a)	08/20/20	15,727	16,376
GNMA #8687	2.63	(a)	08/20/25	4,458	4,623
GNMA #8702	3.00	(a)	10/20/20	6,840	7,085
GNMA #8747	2.13	(a)	11/20/25	12,891	13,292
GNMA #8807	2.63	(a)	07/20/21	15,971	16,559
GNMA #8836	2.63	(a)	09/20/21	14,646	15,185
GNMA #8847	3.38	(a)	04/20/26	14,898	15,532
GNMA #8869	2.13	(a)	11/20/21	48,107	49,602
GNMA #8873	2.50	(a)	11/20/21	21,255	21,964
GNMA #8877	3.38	(a)	05/20/26	3,614	3,768
GNMA #8883	2.13	(a)	12/20/21	16,645	17,163
GNMA #8915	2.38	(a)	02/20/22	16,073	16,633
GNMA #8934	2.38	(a)	03/20/22	27,027	27,969
GNMA #8978	3.38	(a)	05/20/22	67,843	70,733
GNMA #80053	2.38	(a)	03/20/27	3,311	3,427
GNMA #80058	3.38	(a)	04/20/27	3,308	3,449
GNMA #80185	3.38	(a)	04/20/28	31,887	33,245
GNMA #80264	2.25	(a)	03/20/29	33,995	35,144
GNMA #80283	3.38	(a)	05/20/29	21,076	21,974
GNMA #80300	2.63	(a)	07/20/29	19,764	20,492
GNMA #80309	2.63	(a)	08/20/29	7,970	8,264
GNMA #80363	2.25	(a)	01/20/30	66,754	69,010
GNMA #80426	2.63	(a)	07/20/30	2,905	3,012
GNMA #80452	2.63	(a)	09/20/30	19,307	20,019
GNMA #80475	1.88	(a)	12/20/30	35,695	36,749
GNMA #80577	1.75	(a)	02/20/32	5,646	5,819
GNMA #80684	3.38	(a)	04/20/33	15,313	15,965
GNMA #81129	3.50	(a)	10/20/34	423,187	439,642
GNMA #510280	6.00		08/15/14	6,653	7,296
GNMA #583189	4.50		02/20/17	46,627	50,228
GNMA #607494	5.00		04/15/19	29,359	32,005
GNMA #616274	5.00		02/15/19	33,284	36,035
GNMA 1996-4	7.00		04/16/26	4,818	5,199
GNMA 2001-53	5.50		10/20/31	31,749	33,664
GNMA 2001-53	0.54	(a)	10/20/31	5,856	5,855
GNMA 2001-61	0.69	(a)	09/20/30	831	831
GNMA 2002-15	5.50		11/20/31	57,474	61,342
GNMA 2002-20	4.50		03/20/32	24,363	25,914
GNMA 2002-88	5.00		05/16/31	35,237	36,034
GNMA 2003-11	4.00		10/17/29	44,331	45,981
GNMA 2003-12	4.50		02/20/32	25,498	26,769
GNMA 2003-26	0.64	(a)	04/16/33	14,324	14,368
GNMA 2003-97	4.50		03/20/33	59,146	62,859
GNMA 2004-17	4.50		12/20/33	141,826	152,301
GNMA 2004-102	5.50		04/20/34	75,747	83,791
GNMA 2005-56	5.00		08/20/31	53,674	54,561
GNMA 2007-30	5.50		03/20/35	43,981	44,370
GNMA 2008-50	5.50		06/16/38	454,466	459,871
NCUA Guaranteed Notes 2010-C1	1.60		10/29/20	943,188	941,282

Total Mortgage Backed Securities (Cost $4,506,847)					4,630,025

24	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 June 30, 2011 (Unaudited)

MUNICIPAL BONDS	Interest Rate		Maturity Date	Face Amount	Value

(5.4% of portfolio)

Arizona State University	5.38%		07/01/19	$700,000	$733,957
Bel Aire, Kansas	7.50		05/01/35	435,000	482,076
Bel Aire, Kansas	7.75		05/01/41	555,000	617,543
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	110,000	110,221
Illinois Housing Development Authority, Illinois	4.13		10/20/16	1,030,000	1,029,990
Johnson City, Tennessee—Public Building Authority	7.00		09/01/18	100,000	100,915
Miami-Dade County, Florida Educational Facilities Authority	4.32		04/01/12	695,000	713,174
Miami-Dade County, Florida Educational Facilities Authority	4.70		04/01/14	560,000	605,338
Michigan State Housing Development Authority	4.40		04/20/13	180,000	183,908

Total Municipal Bonds (Cost $4,561,227)					4,577,122

CORPORATE BONDS

(9.5% of portfolio)

Ally Bank	1.00		06/10/13	250,000	249,201
Bank of the Cascades	2.65		02/12/12	1,000,000	1,000,167
BMW Bank of North America	1.00		06/10/13	250,000	249,201
Citibank N.A.	1.50		07/12/11	350,000	350,079
FirstBank Puerto Rico	1.65		02/20/13	250,000	252,664
GE Capital Financial Inc.	1.00		06/10/13	250,000	249,201
GE Money Bank	1.75		07/23/13	250,000	253,116
General Electric Capital Corp.	3.00		12/09/11	1,000,000	1,012,236
GMAC LLC	2.20		12/19/12	500,000	512,693
Morgan Stanley	3.25		12/01/11	1,000,000	1,011,739
New York Community Bank	3.00		12/16/11	1,000,000	1,013,152
Oriental Bank & Trust	2.75		03/16/12	1,000,000	1,016,982
Rowan Companies Inc.	2.80		10/20/13	564,263	578,889
Southern Community Bank & Trust	0.76	(a)	02/18/14	250,000	249,732

Total Corporate Bonds (Cost $7,918,799)					7,999,052

U. S. GOVERNMENT AND AGENCY OBLIGATIONS

(69.7% of portfolio)

FDIC Structured Sale Guaranteed Notes(b)	0.00	(c)	10/25/11	1,000,000	999,410
FDIC Structured Sale Guaranteed Notes(b)	0.00	(c)	10/25/12	1,500,000	1,477,515
Government Trust Certificate (Sri Lanka Trust)	0.60	(a)	06/15/12	25,000	25,015
National Archives Facility Trust	8.50		09/01/19	42,971	51,768
Overseas Private Investment Corp.	5.35	(d)	07/31/11	1,634,609	2,031,672
Overseas Private Investment Corp.	4.55	(e)	09/20/13	2,000,000	2,314,520
Overseas Private Investment Corp.	1.45	(d)	09/20/13	1,000,000	1,228,360
Overseas Private Investment Corp.	1.45	(d)	09/20/13	3,015,000	3,070,928
Overseas Private Investment Corp.	5.08	(e)	12/10/13	250,000	334,068
Overseas Private Investment Corp.	3.46	(d)	07/12/14	1,000,000	1,106,100
Overseas Private Investment Corp.	1.84	(d)	07/12/14	1,500,000	1,542,360
Overseas Private Investment Corp.	4.10		11/15/14	102,480	107,101
Overseas Private Investment Corp.	3.56	(d)	12/14/14	1,500,000	1,666,530
Overseas Private Investment Corp.	1.62	(d)	12/14/14	1,000,000	994,380
Overseas Private Investment Corp.	3.74		04/15/15	77,007	80,489
Overseas Private Investment Corp.	3.50	(e)	05/02/16	1,000,000	1,103,560
Overseas Private Investment Corp.	4.81	(e)	07/12/16	1,000,000	1,208,710
Overseas Private Investment Corp.	4.87	(e)	09/07/16	1,000,000	1,288,930
Overseas Private Investment Corp.	3.62		09/15/16	45,695	47,944
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,000,000	1,158,450
Overseas Private Investment Corp.	4.59	(e)	12/09/16	1,300,000	1,505,959
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,198,990
Overseas Private Investment Corp.	4.90	(e)	12/10/17	1,500,000	1,729,020
Overseas Private Investment Corp.	5.66	(e)	06/10/18	900,000	1,220,049
Overseas Private Investment Corp.	2.00	(e)	06/10/18	1,500,000	1,565,535

Portfolio of Investments	25

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
 June 30, 2011 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(U. S. Government and Agency Obligations continued)

Overseas Private Investment Corp.	1.84	(e)%	06/10/18	$1,000,000	$1,007,100
Overseas Private Investment Corp.	3.37		05/15/21	1,000,000	997,710
Philippine Power Trust I(b)	5.40		09/26/18	446,429	465,473
Private Export Funding Corp.	4.97		08/15/13	1,100,000	1,201,708
Private Export Funding Corp.	2.13		07/15/16	500,000	499,538
SALLIE MAE	7.30		08/01/12	1,875,000	2,014,824
U.S. Department of Housing and Urban Development	7.50		08/01/11	102,000	102,605
U.S. Department of Housing and Urban Development	4.79		08/01/11	514,000	516,008
U.S. Department of Housing and Urban Development	6.93		08/01/13	340,000	340,809
U.S. Department of Housing and Urban Development	7.72		08/01/13	360,000	360,667
U.S. Department of Housing and Urban Development	6.33		08/01/13	129,000	129,209
U.S. Department of Housing and Urban Development	7.63		08/01/14	90,000	90,178
U.S. Department of Housing and Urban Development	7.91		08/01/17	197,000	198,175
U.S. Department of Housing and Urban Development	5.77		08/01/17	1,000,000	1,055,373
U.S. Department of Housing and Urban Development	7.93		08/01/18	420,000	422,519
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	527,358
U.S. Department of Housing and Urban Development	6.12		08/01/22	1,000,000	1,053,630
United States Treasury Note	1.38		05/15/12	4,000,000	4,040,312
United States Treasury Note	1.50		07/15/12	1,000,000	1,013,047
United States Treasury Note	1.38		09/15/12	3,000,000	3,039,375
United States Treasury Note	1.13		12/15/12	1,000,000	1,011,289
United States Treasury Note	1.38		02/15/13	3,000,000	3,047,694
United States Treasury Note	1.38		05/15/13	1,000,000	1,017,420
United States Treasury Note	2.38		02/28/15	2,500,000	2,611,725
United States Treasury Note	1.50		06/30/16	1,000,000	987,810

Total U.S. Government and Agency Obligations (Cost $57,879,934)					58,808,919

MONEY MARKET ACCOUNT				Shares

(7.6% of portfolio)

State Street Institutional Liquid Reserves Fund	0.15	(f)		6,371,868	6,371,868

Total Money Market Account (Cost $6,371,868)					6,371,868

TOTAL INVESTMENTS IN SECURITIES (Cost $83,092,567)—100%					$84,368,940

(a)	Variable coupon rate as of June 30, 2011.
(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $3,796,424 and represents 4.5% of total investment.
(c)	Zero coupon rate.
(d)	Interest is paid at maturity.
(e)	Interest is paid at put date.
(f)	7-day yield at June 30, 2011.

26	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
 June 30, 2011 (Unaudited)

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(29.7% of portfolio)

BASIC INDUSTRIES—7.6%
Atlantic Richfield Co.	8.50%		04/01/12	$160,000	$169,045
Atlantic Richfield Co.	8.60		05/15/12	1,200,000	1,261,691
Chevron Corp.	3.45		03/03/12	250,000	255,237
Danaher Corp.	1.30		06/23/14	525,000	524,695
Dun & Bradstreet Corp.	6.00		04/01/13	175,000	188,099
Eaton Corp.	0.58	(a)	06/16/14	1,025,000	1,026,198
Emerson Electric Co.	0.00	(a)	10/26/39	125,000	123,222
Emerson Electric Co.	0.00	(a)	03/27/40	1,100,000	1,070,578
General Electric Co.	5.00		02/01/13	1,625,000	1,724,773
Ingersoll-Rand Global Holding Co. LTD.	9.50		04/15/14	350,000	420,262
PACCAR Inc.	6.38		02/15/12	1,300,000	1,344,043
PACCAR Inc.	1.42	(a)	09/14/12	1,100,000	1,115,599
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	417,922
PPG Industries Inc.	5.75		03/15/13	470,000	504,871
SeaRiver Maritime, Inc.	0.00	(c)	09/01/12	16,325,000	15,895,718
Whirlpool Corp.	8.00		05/01/12	125,000	132,072

Total Basic Industries					26,174,025

CONSUMER STAPLES—1.5%
Food Products
Archer-Daniels Midland Co.	0.42	(a)	08/13/12	5,000,000	5,009,165
H.J. Heinz Co.(b)	15.59		12/01/20	150,000	159,350

Total Consumer Staples					5,168,515

CONSUMER DISCRETIONARY—0.1%
Multimedia
Walt Disney Co.	6.38		03/01/12	475,000	493,712

Total Consumer Discretionary					493,712

FINANCE—15.3%
Banks
Abbey National Treasury Services Stamford, CT	1.57	(a)	04/25/13	1,250,000	1,250,021
Allied Irish Banks NY	2.00	(a)	03/02/12	3,600,000	3,391,801
Allied Irish Banks NY	2.51	(a)	08/13/12	3,500,000	3,185,728
Allied Irish Banks NY	3.40	(a)	09/28/12	2,450,000	2,232,109
BA Covered Bond Issuer(b)	5.50		06/14/12	800,000	830,112
Bank of America Corp.	7.23		08/15/12	200,000	209,436
Citigroup Inc.	6.00		12/13/13	975,000	1,060,097
Comerica Bank	0.40	(a)	05/22/12	1,169,000	1,169,380
Intesa Sanpaolo NY	0.77	(a)	01/19/12	1,250,000	1,247,976
Intesa Sanpaolo NY	2.38		12/21/12	5,000,000	5,038,205
Key Bank N.A.	7.41	(a)	10/15/27	1,050,000	1,195,387
Landesbank Baden-Wueterttemberg NY	5.05		12/30/15	100,000	112,666
Societe Generale NY	1.26	(a)	02/22/13	1,250,000	1,251,109
Union Bank N.A.	5.95		05/11/16	525,000	574,098
US Bank N.A.	5.92		05/25/12	292,554	304,830
Consumer Loans
American Express Credit Corp.	7.30		08/20/13	525,000	584,319
American General Finance Corp.	4.88		07/15/12	375,000	373,125
General Electric Capital Corp.	6.00		09/12/11	295,000	297,469
General Electric Capital Corp.	5.25		02/21/12	480,000	493,953
General Electric Capital Corp.	8.13		05/15/12	750,000	788,375
General Electric Capital Corp.	0.55	(a)	03/20/13	1,650,000	1,637,427
General Electric Capital Corp.	0.32	(a)	12/20/13	700,000	688,437
General Electric Capital Corp.	0.40	(a)	09/15/14	2,350,000	2,301,571

Portfolio of Investments	27

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2011 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

HSBC Finance Corp.	0.48	(a)%	08/09/11	$1,575,000	$1,575,323
HSBC Finance Corp.	5.00		12/15/11	250,000	253,167
Diversified Financial Services
CIT Group Inc.	7.00		05/01/14	70,812	71,697
CIT Group Inc.	7.00		05/01/15	126,977	127,136
CIT Group Inc.	7.00		05/01/16	211,629	210,835
CIT Group Inc.	7.00		05/01/17	296,280	295,539
Insurance
American International Group, Inc.	5.38		10/18/11	1,975,000	1,994,750
American International Group, Inc.	0.39	(a)	10/18/11	1,650,000	1,642,031
American International Group, Inc.	4.25		05/15/13	3,425,000	3,520,808
American International Group, Inc.	3.65		01/15/14	275,000	280,250
Berkshire Hathaway Finance Corp.	1.50		01/10/14	625,000	630,554
Berkshire Hathaway Inc.	1.40		02/10/12	2,350,000	2,365,005
Genworth Global Funding	5.38		09/15/11	1,590,000	1,602,941
Hartford Life Global Funding	0.38	(a)	01/17/12	1,150,000	1,147,625
Principal Life Income Funding	4.08	(a)	03/01/12	500,000	501,495
Protective Life Secured Trust	5.09	(a)	07/10/12	750,000	749,902
Travelers Insurance Co. Institutional Funding Ltd.	5.01		01/03/13	3,700,000	3,890,457
Investment Banker/ Broker
Morgan Stanley	0.59	(a)	01/09/14	1,775,000	1,730,511

					52,807,657

HEALTH CARE—1.1%
Health Care Equipment & Supplies
Johnson & Johnson	1.20		05/15/14	1,375,000	1,379,110
Thermo Fisher Scientific Inc.	2.05		02/21/14	750,000	764,659
Pharmaceuticals
Allergan Inc.	7.47		04/17/12	350,000	361,274
Elly Lilly & Co.	3.55		03/06/12	225,000	229,919
Novartis Capital Corp.	1.90		04/24/13	475,000	486,080
Pfizer Inc.	4.45		03/15/12	675,000	694,232

Total Health Care					3,915,274

INFORMATION TECHNOLOGY—0.9%
Communication Equipment
Dell Inc.	3.38		06/15/12	225,000	230,547
Dell Inc.	1.40		09/10/13	650,000	655,620
Dell Inc.	2.10		04/01/14	1,250,000	1,271,973
Hewlett Packard Co.	4.25		02/24/12	975,000	998,478

Total Information Technology					3,156,618

TRANSPORTATION—1.1%
Airline
Southwest Airlines Inc.	8.70		07/01/11	37,506	37,513
Southwest Airlines Inc.	7.22		07/01/13	459,580	462,453
Road & Rail
Burlington Northern & Santa Fe Railway Co.	6.20		05/01/13	225,000	245,652
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	979,674	1,051,294
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	150,957	160,181
Consolidated Rail Corp.	6.76		05/25/15	73,492	80,708
CSX Transportation Inc.	8.38		10/15/14	220,101	257,811
GATX Corp.	9.00		11/15/13	213,269	244,603
GATX Corp.	8.75		05/15/14	125,000	145,362

28	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2011 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

Union Pacific Railroad Co.	6.73%		12/01/11	$1,000,000	$1,023,337
Union Pacific Railroad Co.	6.85		01/02/19	72,982	83,249

Total Transportation					3,792,163

UTILITIES—2.1%
Electric & Gas
Aquila Inc.	11.88		07/01/12	250,000	275,438
Energy East Corp.	6.75		06/15/12	100,000	105,380
FPL Group Capital Inc.	0.67	(a)	11/09/12	2,475,000	2,482,034
Georgia Power Co.	0.57	(a)	03/15/13	1,650,000	1,653,816
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	338,990
Southern California Gas Co.	4.80		10/01/12	165,000	172,796
Telephone
AT&T Corp.	7.30		11/15/11	250,000	256,056
Nextel Communications, Inc.	7.38		08/01/15	1,350,000	1,350,000
Verizon Communications, Inc.	1.95		03/28/14	500,000	508,139

Total Utilities					7,142,649

Total Corporate Bonds (Cost $101,402,036)					102,650,613

YANKEE BONDS

(12.9% of portfolio)

Abbey National Treasury Services PLC	2.88		04/25/14	750,000	752,697
Bank of Ireland(b)	2.75		03/02/12	3,030,000	2,840,886
Bayerische Landesbank	5.05		12/20/12	3,000,000	3,156,600
BGB Finance Ireland PLC	7.13		02/27/12	1,250,000	1,301,250
BP Capital Markets PLC	2.38		12/14/11	1,450,000	1,461,933
BP Capital Markets PLC	3.13		03/10/12	3,550,000	3,611,568
Commonwealth Bank of Australia(b)	3.10	(a)	03/31/17	800,000	796,272
Compagnie de Financement Foncier(b)	2.25		03/07/14	700,000	707,617
DEPFA ACS Bank	0.18	(a)	06/09/13	4,300,000	4,124,818
DEPFA ACS Bank(b)	4.88		10/28/15	500,000	513,602
Hydro-Quebec	6.27		01/03/26	80,000	94,880
International Bank for Reconstruction and Development	0.00	(c)	10/15/11	250,000	249,565
Irish Life & Permanent(b)	3.60		01/14/13	7,900,000	6,641,601
Korea Development Bank	1.21	(a)	11/19/11	775,000	775,037
Korea Development Bank	8.00		01/23/14	500,000	569,103
Norsk Hydro ASA	9.00		04/15/12	600,000	639,617
OEBB Infrastruktur AG	4.75		10/28/13	1,250,000	1,353,056
OEBB Infrastruktur AG	4.63		11/21/13	1,275,000	1,371,293
Royal Bank of Scotland PLC	3.40		08/23/13	1,225,000	1,253,481
Royal Bank of Scotland PLC	3.25		01/11/14	2,500,000	2,534,412
Royal Philips Electronics NV	4.63		03/11/13	475,000	501,203
Sanofi-Aventis	0.45	(a)	03/28/13	750,000	751,533
Sanofi-Aventis	1.63		03/28/14	500,000	505,818
Santander US Debt SA Unipersonal(b)	0.67	(a)	10/21/11	975,000	974,014
Santander US Debt SA Unipersonal(b)	2.49		01/18/13	1,300,000	1,287,246
Santander US Debt SA Unipersonal(b)	2.99		10/07/13	1,300,000	1,297,043
Shell International Finance BV	1.88		03/25/13	700,000	715,060
Total Capital Canada Ltd.	1.63		01/28/14	1,250,000	1,268,113
Trans-Canada Pipelines Ltd.	8.63		05/15/12	2,195,000	2,342,840

Total Yankee Bonds (Cost $45,241,908)					44,392,158

Portfolio of Investments	29

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2011 (Unaudited)

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(17.4% of portfolio)

Access Group Inc. 01	0.62	(a)%	05/25/29	$2,116,742	$1,946,497
Access Group Inc. 04-A	0.53	(a)	04/25/29	1,545,016	1,478,246
Access Group Inc. 05	0.50	(a)	07/25/22	1,162,256	1,090,668
ACLC Franchise Loan Receivables Trust 97-A(b)	0.64	(a)	09/17/12	1,681	1,525
ACLC Franchise Loan Receivables Trust 97-B(b)	6.73		04/15/14	96,006	94,311
AEP Texas Central Transition Funding 06-A	4.98		07/01/15	237,256	246,320
Americredit Automobile Receivables Trust 06-RM	5.53		01/06/14	1,623,819	1,625,113
Americredit Automobile Receivables Trust 07-AX	0.23	(a)	10/06/13	656,466	654,009
Americredit Automobile Receivables Trust 07-CM	5.55		04/07/14	98,444	100,978
Americredit Automobile Receivables Trust 07-CM	0.27	(a)	04/07/14	738,329	736,559
Americredit Automobile Receivables Trust 07-DF	5.56		06/06/14	273,922	283,764
Americredit Automobile Receivables Trust 08-AF	6.96		10/14/14	400,000	420,056
Americredit Automobile Receivables Trust 10-B	1.18		02/06/14	750,214	751,714
Bush Truck Leasing LLC II-A(b)	5.00		09/25/18	873,051	870,897
CIT Equipment Collateral 08-VT1	6.59		12/22/14	396,317	399,372
CIT Marine Trust 99-A	6.25		11/15/19	264,544	255,467
Community Reinvestment Revenue Notes 19(b)	4.68		08/01/35	720,000	652,066
CPS Auto Trust 07-C(b)	5.92		05/15/14	1,125,309	1,159,377
CPS Auto Trust 08-A(b)	6.48		07/15/13	213,875	219,885
CPS Auto Trust 10-A(b)	2.89		03/15/16	201,244	201,824
CPS Auto Trust 11-A(b)	2.82		04/15/18	230,667	230,910
Credit Acceptance Auto Loan Trust 09-1(b)	3.96		11/15/16	964,121	966,540
First Financial Credit Card Master Note Trust II 10-B(b)	3.00		07/17/17	3,050,000	3,072,388
First Financial Credit Card Master Note Trust II 10-C(b)	5.19		09/17/18	450,000	449,300
First Financial Credit Card Master Note Trust II 10-D(b)	3.72		06/17/19	1,725,000	1,756,355
First National Master Note Trust 09-3	1.54	(a)	07/15/15	1,450,000	1,461,335
Ford Credit Auto Owner Trust 07-A	5.47		06/15/12	149,824	150,970
GS Auto Loan Trust 07-1	5.48		12/15/14	1,113,396	1,148,028
KeyCorp Student Loan Trust 99-B	0.69	(a)	08/25/27	94,980	93,559
KeyCorp Student Loan Trust 00-A	0.58	(a)	05/25/29	2,271,220	2,068,629
KeyCorp Student Loan Trust 00-B	0.58	(a)	07/25/29	1,930,480	1,538,712
KeyCorp Student Loan Trust 01-A	0.52	(a)	06/27/31	1,082,850	776,527
KeyCorp Student Loan Trust 04-A	0.57	(a)	10/28/41	724,714	684,554
KeyCorp Student Loan Trust 04-A	0.70	(a)	01/27/43	959,800	802,657
KeyCorp Student Loan Trust 05-A	0.38	(a)	03/27/24	134,328	132,489
KeyCorp Student Loan Trust 05-A	0.65	(a)	09/27/40	848,153	722,033
KeyCorp Student Loan Trust 06-A	0.33	(a)	06/27/25	412,465	406,405
LAI Vehicle Lease Securitization Trust 10-A(b)	2.55		09/15/16	1,208,102	1,209,286
Long Beach Auto Receivables Trust 06-B	5.18		09/15/13	204,102	204,415
Long Beach Auto Receivables Trust 07-A	5.03		01/15/14	103,130	103,785
Marriott Vacation Club Owners Trust 06-1A(b)	5.74		04/20/28	118,122	122,094
Marriott Vacation Club Owners Trust 08-1A(b)	7.20		05/20/30	335,847	364,263
Merrill Auto Trust Securitization 07-01	0.25	(a)	12/15/13	214,060	214,033
National Collegiate Student Loan Trust 04-1	0.51	(a)	06/25/27	4,975,571	4,634,156
National Collegiate Student Loan Trust 05-1	0.33	(a)	10/26/26	963,812	936,669
National Collegiate Student Loan Trust 05-3	0.43	(a)	07/25/28	700,000	611,486
National Collegiate Student Loan Trust 06-1	0.38	(a)	05/25/26	825,000	724,917
National Collegiate Student Loan Trust 07-1	0.23	(a)	06/25/25	1,285,839	1,274,162
Prestige Auto Receivables Trust 09-1A(b)	5.67		04/15/17	291,785	296,248
Santander Drive Auto Receivables Trust 11-2	2.66		01/15/16	2,000,000	1,999,594
SLC Student Loan Trust 06-A	0.58	(a)	07/15/36	1,450,000	1,189,366
SLC Student Loan Trust 06-A	0.73	(a)	07/15/36	2,375,000	1,587,905
SLM Student Loan Trust 03-B	0.65	(a)	03/15/22	4,163,854	4,053,871
SLM Student Loan Trust 04-A	0.45	(a)	03/16/20	1,675,644	1,624,824
SLM Student Loan Trust 05-A	0.39	(a)	12/15/20	238,787	232,378
SLM Student Loan Trust 06-A	0.33	(a)	12/15/20	13,765	13,742
SLM Student Loan Trust 06-C	0.38	(a)	06/15/21	1,300,000	1,249,969
SLM Student Loan Trust 07-A	0.37	(a)	09/15/25	3,250,000	3,033,293
Small Business Administration 02-20K	5.08		11/01/22	135,670	145,522

30	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2011 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Asset Backed Securities continued)

Small Business Administration 03-10B	3.39%		03/01/13	$34,341	$34,806
Small Business Administration 03-P10B	5.14		08/10/13	31,717	33,535
Small Business Administration 05-10E	4.54		09/01/15	91,019	95,070
Tidewater Auto Receivable Trust 10-A(b)	5.92		05/15/17	195,114	200,001
Triad Automobile Receivables Trust 07-A	0.25	(a)	02/12/14	1,179,446	1,173,881
World Financial Network Credit Card Master Trust 09-A	4.60		09/15/15	2,950,000	2,991,125

Total Asset Backed Securities (Cost $57,159,317)					60,004,435

MORTGAGE BACKED SECURITIES

(10.7% of portfolio)

ABN Amro Mortgage Corp. 03-9	4.52		08/25/18	521,237	489,765
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	210,157	170,573
ACE Securities Corp. 06-ASL1	0.33	(a)	02/25/36	658,295	139,187
ACE Securities Corp. 06-GP1	0.32	(a)	02/25/31	249,573	199,411
ACE Securities Corp. 06-SL1	0.51	(a)	09/25/35	213,115	44,077
Adjustable Rate Mortgage Trust 05-10	2.94	(a)	01/25/36	151,956	99,564
American Business Financial Services 02-1	7.01		12/15/32	70,656	42,731
American Home Mortgage Investment Trust 05-01	2.40	(a)	06/25/45	320,317	288,853
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	49,401	47,552
Amresco Residential Securities 98-1	7.57		10/25/27	91,338	95,178
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	234,008	175,001
Banc of America Funding Corp. 04-A	4.95	(a)	09/20/34	70,822	70,837
Banc of America Funding Corp. 05-G	5.20	(a)	10/20/35	1,040,074	977,995
Banc of America Funding Corp. 07-5	6.50		07/25/37	141,089	129,380
Banc of America Mortgage Securities Inc. 02-J	3.81	(a)	09/25/32	3,696	3,525
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	68,504	68,854
Banc of America Mortgage Securities Inc. 05-C	2.89	(a)	04/25/35	81,565	68,394
Bayview Financial Asset Trust 07-SR1A(b)	0.64	(a)	03/25/37	308,797	237,774
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.93	(a)	01/25/35	513,998	447,555
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.38	(a)	02/25/36	103,993	92,034
Bear Stearns ALT-A Trust 04-11	3.15	(a)	11/25/34	26,495	19,426
Bear Stearns ALT-A Trust 05-4	2.63	(a)	05/25/35	158,584	124,499
Bear Stearns ALT-A Trust 05-9	5.34	(a)	11/25/35	103,370	68,989
Bear Stearns ALT-A Trust 06-6	4.03	(a)	11/25/36	248,547	157,342
Bear Stearns Asset Backed Securities Trust 03-3	0.78	(a)	06/25/43	83,856	74,636
Bear Stearns Asset Backed Securities Trust 04-HE5	1.44	(a)	07/25/34	390,000	257,897
Bear Stearns Structured Products Inc., 00-1	3.42	(a)	08/28/33	11,800	10,876
CDC Mortgage Capital Trust 02-HE1	0.81	(a)	01/25/33	503,759	379,772
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	26,269	26,698
Chase Mortgage Finance Corp. 05-A1	5.38	(a)	12/25/35	45,681	43,264
Chaseflex Trust 05-2	6.00		06/25/35	168,417	151,755
CITICORP Mortgage Securities, Inc. 88-11	2.01	(a)	08/25/18	26,533	26,088
CITICORP Mortgage Securities, Inc. 88-17	2.05	(a)	11/25/18	39,165	38,569
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	226,977	223,989
CITICORP Mortgage Securities, Inc. 07-1	5.89	(d)	03/25/37	350,000	334,581
Citigroup Mortgage Loan Trust, Inc. 05-7	2.46	(a)	09/25/35	399,131	214,643
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	134,311	137,196
CMO Trust 17	7.25		04/20/18	772	828
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	237,902	236,777
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	39,125	38,763
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	97,708	95,116
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	214,150	196,196
Countrywide Alternative Loan Trust 05-43	5.34	(a)	10/25/35	63,163	49,737
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	294,133	278,788
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	450,581	423,749
Countrywide Asset Backed Certificate 04-S1	4.62		02/25/35	117,543	110,768
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	179,054	126,077

Portfolio of Investments	31

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2011 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Countrywide Asset Backed Certificate 07-S1	5.69%		11/25/36	$220,996	$178,440
Countrywide Asset Backed Certificate 07-S3	0.33	(a)	05/25/37	109,683	106,230
Countrywide Home Loans 03-49	4.57	(a)	12/19/33	109,879	104,665
Countrywide Home Loans 03-J13	5.25		01/25/24	254,532	251,168
Countrywide Home Loans 05-HYB8	5.10	(a)	12/20/35	226,091	176,298
Countrywide Home Loans 06-HYB5	3.42	(a)	09/20/36	113,731	64,674
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	141,681	145,281
Credit Suisse First Boston Mortgage 03-AR24	2.67	(a)	10/25/33	400,761	339,141
Credit Suisse First Boston Mortgage 03-FFA	6.10	(a)	02/25/33	261,148	242,704
Credit Suisse First Boston Mortgage 04-AR3	2.72	(a)	04/25/34	114,104	106,983
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	306,390	289,433
Credit Suisse First Boston Mortgage 06-1	0.32	(a)	05/25/36	351,837	333,644
Credit Suisse First Boston Mortgage 06-2	5.41	(a)	07/25/36	1,120,000	162,512
DLJ Mortgage Acceptance Corp. 91-3	2.11	(a)	01/25/21	28,666	27,236
Encore Credit Receivables Trust 05-3	0.68	(a)	10/25/35	675,000	459,461
FHLMC 2419	5.50		03/15/17	5,298	5,854
FHLMC 2586	3.50		12/15/32	75,711	76,329
FHLMC 2649	4.50		07/15/18	422,669	451,062
FHLMC 3061	5.50		07/15/16	357,059	384,324
FHLMC 780754	4.65	(a)	08/01/33	20,019	21,134
FHLMC R009	5.75		12/15/18	117,786	122,189
FHLMC R010	5.50		12/15/19	371,186	389,474
FHLMC R013	6.00		12/15/21	82,466	85,280
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	21,269	17,313
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	22,591	20,348
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	526	503
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.31	(a)	09/25/34	43,864	39,618
First Horizon Mortgage Pass-Through Trust 05-AR2	2.66	(a)	05/25/35	226,055	197,974
FNMA 03-05	4.25		08/25/22	56,388	58,335
FNMA 03-38	5.00		03/25/23	83,557	89,170
FNMA 03-81	4.75		09/25/18	92,056	96,458
FNMA 03-86	4.50		09/25/18	311,188	330,608
FNMA 04-34	5.50		05/25/19	342,108	355,310
FNMA 813842	1.97	(a)	01/01/35	31,135	32,297
GMAC Mortgage Corp. Loan Trust 05-AR3	3.09	(a)	06/19/35	93,987	88,916
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	98,499	64,619
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	743,490
GNMA 02-15	5.50		11/20/31	42,531	45,393
GNMA 02-88	5.00		05/16/31	17,619	18,017
GNMA 03-11	4.00		10/17/29	230,180	238,749
GNMA 03-12	4.50		02/20/32	50,996	53,539
GNMA 03-26	0.64	(a)	04/16/33	32,228	32,327
GNMA 04-17	4.50		12/20/33	59,419	63,807
GNMA 583189	4.50		02/20/17	27,976	30,137
Green Tree Financial Corp. 98-5	6.22		03/01/30	193,764	207,389
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	22,261	22,588
GS Mortgage Loan Trust 03-10	4.70	(a)	10/25/33	271,117	262,531
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	127,956	123,596
GS Mortgage Loan Trust 05-AR3	2.77	(a)	05/25/35	140,417	112,922
GS Mortgage Loan Trust 05-AR6	2.72	(a)	09/25/35	100,443	88,766
Home Equity Mortgage Trust 06-1	5.30	(a)	05/25/36	1,430,000	546,705
Home Savings of America 9	3.95	(a)	11/25/17	142,796	142,710
Home Savings of America 11	4.85	(a)	01/25/18	201,011	200,203
Household Home Equity Loan Trust 06-2	0.34	(a)	03/20/36	1,360,765	1,249,977
Household Home Equity Loan Trust 07-3	0.99	(a)	11/20/36	93,940	93,886
IMPAC Secured Assets Corp. 03-3	4.20		08/25/32	310,520	314,703
Indymac Indx Mortgage Loan Trust 04-AR6	3.04	(a)	10/25/34	14,337	11,692
Indymac Indx Mortgage Loan Trust 05-AR15	4.95	(a)	09/25/35	62,926	51,158
Indymac Indx Mortgage Loan Trust 05-L1	0.39	(a)	07/25/13	308,084	87,989

32	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2011 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

JP Morgan Mortgage Trust 04-A3	4.90	(a)%	07/25/34	$158,913	$156,868
JP Morgan Mortgage Trust 05-A2	5.11	(a)	04/25/35	608,672	587,860
JP Morgan Residential Mortgage Acceptance Corp. 06-R1(b)	2.89	(a)	09/28/44	392,067	369,527
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	140,298	141,896
Long Beach Mortgage Loan Trust 05-3	0.47	(a)	08/25/45	126,491	122,341
Master Adjustable Rate Mortgages Trust 04-13	2.80	(a)	04/21/34	62,426	60,791
Master Adjustable Rate Mortgages Trust 05-1	5.26	(a)	01/25/35	50,945	46,129
Master Alternative Loans Trust 03-5	6.00		08/25/33	94,350	96,295
Master Asset Backed Securities Trust 07-NCW(b)	0.49	(a)	05/25/37	801,856	703,032
Master Asset Securitization Trust 03-6	5.00		07/25/18	37,778	38,636
Master Asset Securitization Trust 07-1	6.00		10/25/22	109,580	106,510
Merrill Lynch Mortgage Investors Trust 03-A2	1.90	(a)	02/25/33	57,006	54,565
Merrill Lynch Mortgage Investors Trust 06-SL1	0.37	(a)	09/25/36	597,294	365,889
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	290,753	297,644
Morgan Stanley Mortgage Loan Trust 05-5AR	5.32	(a)	09/25/35	63,047	46,177
Morgan Stanley Mortgage Loan Trust 06-1AR	2.93	(a)	02/25/36	175,201	98,658
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	253,902
MSDWCC HELOC Trust 03-2A	0.71	(a)	04/25/16	425,687	394,772
New Century Home Equity Loan Trust 97-NC5	7.20		10/25/28	233	236
Nomura Asset Acceptance Corporation 06-AF2	0.29	(a)	08/25/36	204,350	59,068
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	331,393	270,459
Novastar Home Equity Loan 06-3	0.30	(a)	10/25/36	26,663	26,347
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	384,764	378,985
Oakwood Mortgage Investors, Inc. 02-A	0.44	(a)	09/15/14	219,333	175,794
Option One Mortgage Loan Trust 07-6	0.25	(a)	07/25/37	1,658,047	1,598,153
Option One Mortgage Loan Trust 07-FXD1	5.60		01/25/37	1,335,000	1,120,933
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	76,412	73,154
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.48	(a)	10/25/36	481,369	422,781
Prime Mortgage Trust 05-2	5.00		07/25/20	145,499	148,859
Residential Accredit Loans, Inc. 02-QS9	0.79	(a)	07/25/32	6,861	5,973
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	70,556	62,196
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	511,512	356,483
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	289,826	244,619
Residential Asset Mortgage Products Inc. 03-RZ3	4.12		06/25/33	158,067	90,511
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	122,760	118,598
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	285,367	237,990
Residential Funding Mortgage Securities 00-HI5	7.98	(a)	12/25/25	751,876	692,928
Residential Funding Mortgage Securities 03-HS2	3.88		07/25/33	94,166	83,585
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	100,676	102,928
Residential Funding Mortgage Securities I 05-SA2	2.91	(a)	06/25/35	49,219	32,854
Residential Funding Mortgage Securities I 06-SA1	5.60	(a)	02/25/36	57,809	42,194
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	44,835	45,182
SACO I Trust 05-6	0.77	(a)	09/25/35	601,373	271,359
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	28	29
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.43	(a)	03/25/34	28,985	27,838
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.48	(a)	04/25/34	2,252,518	2,201,616
Structured Adjustable Rate Mortgage Loan Trust 04-8	2.70	(a)	07/25/34	46,587	46,371
Structured Adjustable Rate Mortgage Loan Trust 04-8	2.70	(a)	07/25/34	29,949	29,810
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.63	(a)	08/25/34	53,280	47,952
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.70	(a)	12/25/34	110,308	32,300
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.58	(a)	05/25/35	487,787	385,391
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.50	(a)	02/25/36	54,441	39,208
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.57	(a)	02/25/36	167,540	156,064
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.49	(a)	05/25/36	149,086	116,546
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.59	(a)	05/25/36	156,073	123,952
Structured Asset Mortgage Investments 04-AR5	2.26	(a)	10/19/34	38,780	31,300
Structured Asset Securities Corp. 98-RF1(b)	8.08	(a)	04/15/27	51,895	51,773
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,194	94,405
Structured Asset Securities Corp. 03-21	5.50		07/25/33	33,979	33,950

Portfolio of Investments	33

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2011 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Structured Asset Securities Corp. 03-37A	2.52	(a)%	12/25/33	$303,879	$258,955
Structured Asset Securities Corp. 04-3	5.46	(a)	03/25/24	301,173	309,863
Terwin Mortgage Trust 04-5HE	0.78	(a)	06/25/35	862,087	740,499
Vanderbilt Mortgage & Finance 03-A	0.84	(a)	05/07/26	402,674	374,776
Wachovia Mortgage Loan Trust 06-A	4.97	(a)	05/20/36	253,313	239,166
Washington Mutual Mortgage Securities Corp. 04-AR3	2.58	(a)	06/25/34	100,626	97,782
Washington Mutual Mortgage Securities Corp. 04-AR14	2.58	(a)	01/25/35	166,231	159,634
Washington Mutual Mortgage Securities Corp. 05-AR7	2.60	(a)	08/25/35	30,727	30,387
Washington Mutual Mortgage Securities Corp. 05-AR12	2.72	(a)	10/25/35	18,856	17,670
Washington Mutual MSC Mortgage Pass-Through
Certificates 03-MS2	5.00		03/25/18	118,482	120,817
Wells Fargo Mortgage Backed Securities Trust 03-6	5.00		06/25/18	27,327	28,303
Wells Fargo Mortgage Backed Securities Trust 04-B	4.91	(a)	02/25/34	52,888	53,663
Wells Fargo Mortgage Backed Securities Trust 04-BB	2.75	(a)	01/25/35	30,450	29,772
Wells Fargo Mortgage Backed Securities Trust 04-E	4.88	(a)	05/25/34	75,883	76,754
Wells Fargo Mortgage Backed Securities Trust 04-EE	2.87	(a)	12/25/34	38,501	38,339
Wells Fargo Mortgage Backed Securities Trust 04-F	4.71	(a)	06/25/34	518,312	512,670
Wells Fargo Mortgage Backed Securities Trust 04-I	2.86	(a)	07/25/34	7,609	7,237
Wells Fargo Mortgage Backed Securities Trust 04-K	2.76	(a)	07/25/34	178,731	179,848
Wells Fargo Mortgage Backed Securities Trust 04-K	4.71	(a)	07/25/34	100,594	102,793
Wells Fargo Mortgage Backed Securities Trust 04-K	4.71	(a)	07/25/34	341,533	346,155
Wells Fargo Mortgage Backed Securities Trust 04-R	2.85	(a)	09/25/34	99,435	98,529
Wells Fargo Mortgage Backed Securities Trust 05-AR13	5.25	(a)	05/25/35	159,682	153,705
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.36	(a)	08/25/35	58,837	58,107
Wells Fargo Mortgage Backed Securities Trust 05-AR15	5.04	(a)	09/25/35	410,288	382,451
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.20	(a)	10/25/35	99,141	96,459
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.62	(a)	04/25/36	80,601	73,759
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.45	(a)	12/25/36	50,262	46,065
Wells Fargo Mortgage Backed Securities Trust 06-16	5.00		11/25/36	7,237	7,229

Total Mortgage Backed Securities (Cost $41,917,950)					37,056,071

MUNICIPAL BONDS

(16.8% of portfolio)

Amsterdam New York	1.50		08/10/11	805,000	805,765
Carteret NJ Redevelopment Agency	2.00		11/21/12	550,000	550,737
Casino Reinvestment Development Authority NJ	5.14		06/01/15	1,475,000	1,498,202
Cuyahoga County Ohio Economic Development	3.22		12/01/14	1,725,000	1,739,387
Detroit Michigan	4.97		05/01/13	300,000	302,262
Detroit Michigan City School District	5.00		05/01/13	135,000	141,948
Downtown Smyrna Development Authority GA	3.21		02/01/15	100,000	102,271
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	125,000	125,251
Florida State Municipal Power Agency	4.87		10/01/11	1,975,000	1,989,773
Genesee County Michigan	1.69	(a)	09/01/12	795,000	795,000
Greater Orlando Florida Aviation Authority	5.00		10/01/12	275,000	288,791
Illinois Municipal Electric Agency	2.47		02/01/13	585,000	586,100
Illinois Municipal Electric Agency	3.20		02/01/14	890,000	893,106
Illinois, State of	2.28		07/01/11	975,000	975,000
Illinois, State of	2.77		01/01/12	3,100,000	3,115,469
Illinois, State of	3.32		01/01/13	550,000	559,939
Illinois, State of	4.01		07/01/13	975,000	1,006,990
Illinois, State of	4.03		03/01/14	825,000	850,666
Illinois, State of	4.51		03/01/15	1,645,000	1,686,158
Indiana Bond Bank, Indiana	1.52		02/01/12	355,000	356,282
Industry California Sales Tax Revenue	3.00		01/01/12	500,000	504,155
Industry California Sales Tax Revenue	3.75		01/01/13	675,000	694,116
Irvine Ranch Water District California Joint Powers Agency	2.61		03/15/14	500,000	518,550
Irvine Ranch Water District California Joint Powers Agency	7.71		03/15/14	1,000,000	1,038,690

34	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2011 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Municipal Bonds continued)

Kentucky Asset/Liability Commission	1.50%		04/01/12	$375,000	$376,001
Kentucky Asset/Liability Commission	1.69		04/01/12	250,000	250,687
Kentucky Asset/Liability Commission	2.94		04/01/14	955,000	973,107
Louisa Virginia Industrial Development Authority	2.50	(a)	09/01/30	2,635,000	2,646,067
Louisiana State Agricultural Finance Authority	2.14		09/15/11	1,625,000	1,627,454
Louisiana State Gas & Fuels Tax	3.00	(a)	05/01/43	450,000	456,502
Luzerne County Pennsylvania	5.20		11/15/13	455,000	462,084
Maryland State Transportation Authority	5.89		07/01/12	325,000	338,325
Mashantucket Western Pequot Tribe Connecticut(b)	6.57		09/01/13	555,000	550,865
Medical University South Carolina Hospital Authority	4.47		08/15/11	370,000	370,677
Metropolitan Nashville, Tennessee Airport Authority	3.17		07/01/13	125,000	127,564
Michigan Finance Authority	6.45		02/20/12	300,000	304,005
Michigan Strategic Fund	3.05	(a)	08/01/24	250,000	253,485
Mississippi Business Finance Corp.	2.25	(a)	12/01/40	125,000	125,560
Monroe County Michigan Economic Development Corp.	2.35	(a)	10/01/24	1,000,000	1,007,660
New Jersey Economic Development Authority	3.61		09/01/14	650,000	673,368
New Orleans Louisiana Aviation Board	4.50		01/01/12	935,000	945,659
New York State Energy Research & Development Authority	1.45	(a)	06/01/36	3,750,000	3,758,287
New York State Housing Finance Agency	2.58		03/15/12	225,000	227,945
Oakland California Redevelopment Agency	6.50		09/01/13	225,000	234,072
Oakland California Redevelopment Agency	5.34		09/01/13	1,075,000	1,122,300
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	427,220
Orange County California Pension Obligation	0.00	(c)	09/01/12	1,650,000	1,582,977
Pacifica California Pension Obligation	2.12		06/01/12	260,000	261,180
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/14	785,000	704,443
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/15	4,075,000	3,485,796
Regional Transportation Authority, Illinois	2.84		07/01/12	975,000	988,348
Richmond California Joint Powers Financing Authority	6.30		07/01/13	800,000	820,032
San Antonio Texas Airport System	3.20		07/01/14	550,000	556,842
Township of Lyndhurst, New Jersey	2.75		02/17/12	1,250,000	1,259,362
Utah Infrastructure Agency	3.20		10/15/16	820,000	830,307
Vermont Housing Finance Agency	2.00	(a)	05/01/37	2,775,000	2,775,000
Virginia Housing Development Authority, Virginia	6.73		07/01/16	100,000	100,428
Wayne County Michigan	3.19	(a)	09/15/12	1,575,000	1,575,000
Wayne County Michigan	4.19	(a)	09/15/12	1,150,000	1,150,080
Wayne County Michigan	4.69	(a)	09/15/12	1,150,000	1,150,046
Wayne County Michigan Building Authority	6.22		12/01/14	665,000	674,490
Wayne County Michigan Building Authority	6.82		12/01/15	730,000	746,418
Wayne County Michigan Building Authority	7.33		12/01/16	740,000	759,566

Total Municipal Bonds (Cost $56,888,402)					57,803,817

U.S. GOVERNMENT AND AGENCY OBLIGATIONS

(7.5% of portfolio)

Fannie Mae	1.00		11/26/13	1,750,000	1,751,664
Fannie Mae	0.92	(a)	04/30/15	1,200,000	1,207,260
Farmer Mac	1.00		11/01/13	1,950,000	1,946,693
Farmer Mac	1.25		12/06/13	1,250,000	1,263,409
Federal Farm Credit Bank	1.70		02/24/14	2,500,000	2,519,983
Federal Farm Credit Bank	1.93		05/13/15	1,250,000	1,258,444
Federal Home Loan Bank	1.50	(d)	11/10/20	2,475,000	2,481,816
Government Trust Certificate (Sri Lanka Trust)	0.60	(a)	06/15/12	50,000	50,031
Overseas Private Investment Corp.	1.45	(e)	09/20/13	1,275,000	1,566,159
Overseas Private Investment Corp.	4.10		11/15/14	322,080	336,602
Overseas Private Investment Corp.	3.56	(e)	12/14/14	200,000	222,204
Overseas Private Investment Corp.	3.50	(f)	05/02/16	1,000,000	1,103,560
Overseas Private Investment Corp.	4.81	(f)	07/12/16	5,000,000	6,043,550
Overseas Private Investment Corp.	3.56	(e)	04/23/17	1,000,000	1,066,330

Portfolio of Investments	35

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
 June 30, 2011 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(U.S. Government and Agency Obligations continued)

Overseas Private Investment Corp.	2.00	(f)%	06/10/18	$1,200,000	$1,252,428
Tennessee Valley Authority	0.00	(d)	04/15/42	775,000	803,394
The Financing Corp.	0.00	(c)	05/11/13	210,000	206,903
U.S. Department of Housing & Urban Development	7.50		08/01/11	74,000	74,439
U.S. Department of Housing & Urban Development	6.07		08/01/21	115,000	121,292
U.S. Department of Housing & Urban Development	6.12		08/01/22	675,000	711,200

Total U.S. Government and Agency Obligations (Cost $25,790,498)					25,987,361

MONEY MARKET ACCOUNT				Shares

(5.0% of portfolio)

State Street Institutional Liquid Reserves Fund	0.15	(g)		17,181,596	17,181,596

Total Money Market Account (Cost $17,181,596)					17,181,596

TOTAL INVESTMENTS IN SECURITIES (Cost $345,581,707)—100%					$345,076,051

(a)	Variable coupon rate as of June 30, 2011.
(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $29,827,984 and represents 8.6% total investments.
(c)	Zero coupon security, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(e)	Interest is paid at maturity.
(f)	Interest is paid at put date.
(g)	7-day yield at June 30, 2011.

36	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Stock Index Fund
 June 30, 2011 (Unaudited)

	Cost	Value

Investment in S&P 500 Stock Master Portfolio	$38,062,395	$64,353,994

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2011, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 2.82%. See the Appendix for the portfolio of investments for the S&P 500 Stock Master Portfolio.

Portfolio of Investments	37

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Value Fund
 June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value

(96.4% of portfolio)

CONSUMER DISCRETIONARY—6.2%
Auto Components
Cooper Tire & Rubber Co.	440,000	$8,707,600
Distributors
Genuine Parts Co.	315,400	17,157,760
Multiline Retail
Dillard’s, Inc. (Class A)	207,700	10,829,478

Total Consumer Discretionary		36,694,838

CONSUMER STAPLES—3.7%
Food Products
Dean Foods Co.(a)	859,800	10,549,746
J.M. Smucker Co. (The)	148,853	11,378,323

Total Consumer Staples		21,928,069

ENERGY—17.5%
Energy Equipment & Services
Baker Hughes Inc.	187,000	13,568,720
Oil, Gas, & Consumable Fuels
Chevron Corp.	200,000	20,568,000
ConocoPhillips	259,000	19,474,210
El Paso Corp.	701,664	14,173,613
Marathon Oil Corp.	378,000	19,913,040
QEP Resources, Inc.	271,000	11,335,930
Questar Corp.	271,000	4,799,410

Total Energy		103,832,923

FINANCIALS—7.8%
Commercial Banks
Commerce Bancshares, Inc.	28,548	1,227,564
Wells Fargo & Co.	158,000	4,433,480
Diversified Financial Services
Bank of America Corp.	290,200	3,180,592
JPMorgan Chase & Co.	442,600	18,120,044
Insurance
Allstate Corp. (The)	334,000	10,197,020
Chubb Corp. (The)	122,000	7,638,420
Principal Financial Group, Inc.	55,600	1,691,352

Total Financials		46,488,472

HEALTH CARE—20.4%
Health Care Equipment & Supplies
Covidien PLC	207,600	11,050,548
Pharmaceuticals
Abbott Laboratories	399,000	20,995,380
Bristol-Myers Squibb Co.	829,700	24,028,112
GlaxoSmithKline plc ADR	354,000	15,186,600
Hospira, Inc.(a)	362,400	20,533,584
Merck & Co., Inc.	193,194	6,817,816
Pfizer Inc.	1,107,000	22,804,200

Total Health Care		121,416,240

INDUSTRIALS—17.3%
Airlines
Southwest Airlines Co.	844,100	9,639,622
Commercial Services & Supplies
Avery Dennison Corp.	463,000	17,885,690
Industrial Conglomerates
General Electric Co.	686,000	12,937,960
Honeywell International Inc.	281,100	16,750,749
Tyco International Ltd.	164,850	8,148,536
Machinery
Flowserve Corp.	95,300	10,472,517
Parker-Hannifin Corp.	246,400	22,111,936
Distributors
Applied Industrial Technologies, Inc.	130,500	4,647,105

Total Industrials		102,594,115

INFORMATION TECHNOLOGY—16.9%
Communications Equipment
Cisco Systems, Inc.	1,018,500	15,898,785
Motorola Mobility Holdings, Inc.(a)	74,875	1,650,245
Motorola Solutions, Inc.(a)	85,571	3,939,689
Computers & Peripherals
Dell Inc.(a)	1,282,000	21,370,940
Hewlett-Packard Co.	379,000	13,795,600
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	9,662,366
IT Services
SAIC, Inc.(a)	553,000	9,301,460
Semiconductors & Semiconductor Equipment
Intel Corp.	1,113,000	24,664,080

Total Information Technology		100,283,165

MATERIALS—6.6%
Chemicals
Dow Chemical Co. (The)	686,900	24,728,400
Containers & Packaging
Bemis Co., Inc.	433,600	14,647,008

Total Materials		39,375,408

Total Common Stocks (Cost $404,285,504)		572,613,230

MONEY MARKET ACCOUNT

(3.6% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.15%(b)	21,410,045	21,410,045

Total Money Market Account (Cost $21,410,045)		21,410,045

TOTAL INVESTMENTS IN SECURITIES (Cost $425,695,549)—100%		$594,023,275

(a)	Non-income producing.
(b)	7-day yield at June 30, 2011.

ADR–American Depositary Receipt

38	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Growth Fund
 June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value

(99.8% of portfolio)

CONSUMER DISCRETIONARY—17.3%
Hotels, Restaurants & Leisure
Carnival Corp.	13,100	$492,953
Chipotle Mexican Grill Inc.(a)	1,050	323,600
Ctrip.com International, Ltd.(a)	5,000	215,400
Las Vegas Sands Corp.(a)	8,200	346,122
Marriott International Inc. (Class A)	17,613	625,085
Starbucks Corp.	8,600	339,614
Starwood Hotels & Resorts Worldwide, Inc.	4,300	240,972
Internet & Catalog Retail
Amazon.com, Inc.(a)	6,300	1,288,287
Liberty Media Corp.(a)	22,100	370,617
priceline.com, Inc.(a)	1,175	601,518
Media
Walt Disney Co. (The)	8,600	335,744
Multiline Retail
Dollar General Corp.(a)	9,000	305,010
Specialty Retail
O’Reilly Automotive, Inc.(a)	3,100	203,081

Total Consumer Discretionary		5,688,003

CONSUMER STAPLES—1.9%
Beverages
PepsiCo, Inc.	5,900	415,537
Food & Staples Retailing
Whole Foods Market, Inc.	3,400	215,730

Total Consumer Staples		631,267

ENERGY—9.6%
Energy Equipment & Services
FMC Technologies, Inc.(a)	6,400	286,656
Schlumberger Ltd.	9,300	803,520
Oil, Gas,& Consumable Fuels
Cimarex Energy Co.	3,500	314,720
EOG Resources Inc.	7,100	742,305
Peabody Energy Corp.	7,700	453,607
Range Resources Corp.	9,900	549,450

Total Energy		3,150,258

FINANCIALS—5.1%
Capital Markets
Franklin Resources Inc.	6,050	794,305
Diversified Financial Services
IntercontinentalExchange, Inc.(a)	2,000	249,420
JPMorgan Chase & Co.	10,800	442,152
Real Estate Management & Development
CB Richard Ellis Group, Inc.(a)	8,500	213,435

Total Financials		1,699,312

HEALTH CARE—11.9%
Biotechnology
Biogen Idec Inc.(a)	1,300	138,996
Celgene Corp.(a)	7,950	479,544
Dendreon Corp.(a)	3,300	130,152
Human Genome Sciences, Inc.(a)	11,900	292,026
Health Care Equipment & Supplies
Baxter International Inc.	4,100	244,729
Edwards Lifesciences Corp.(a)	3,400	296,412
Stryker Corp.	6,600	387,354
Health Care Providers & Services
Express Scripts Inc.(a)	8,500	458,830
McKesson Corp.	9,900	828,135
Unitedhealth Group Inc.	8,400	433,272
Pharmaceuticals
Valeant Pharmaceuticals International, Inc.	4,200	218,232

Total Health Care		3,907,682

INDUSTRIALS—16.1%
Aerospace & Defense
Boeing Co. (The)	7,200	532,296
Precision Castparts Corp.	3,600	592,740
United Technologies Corp.	4,400	389,444
Air Freight & Logistics
Expeditors International of Washington Inc.	4,900	250,831
United Parcel Service, Inc. (Class B)	8,700	634,491
Electrical Equipment
Emerson Electric Co.	7,200	405,000
Industrial Conglomerates
3M Co.	6,600	626,010
Machinery
Danaher Corp.	21,000	1,112,790
Road & Rail
Union Pacific Corp.	4,400	459,360
Trading Companies & Distributors
Fastenal Co.	8,500	305,915

Total Industrials & Business Services		5,308,877

INFORMATION TECHNOLOGY—32.4%
Communications Equipment
Juniper Networks, Inc.(a)	22,700	715,050
QUALCOMM, Inc.	19,100	1,084,689
Computers & Peripherals
Apple Inc.(a)	6,535	2,193,603
EMC Corp.(a)	18,800	517,940
NetApp, Inc.(a)	7,000	369,460
SanDisk Corp.(a)	8,800	365,200
Electronic Equipment & Instruments
Corning Inc.	26,300	477,345
Internet Software & Services
Baidu, Inc. ADR(a)	4,200	588,546
eBay Inc.(a)	7,600	245,252
Google Inc. (Class A)(a)	2,500	1,265,950
IT Services
Accenture Ltd. (Class A)	7,500	453,150
MasterCard Inc.	2,245	676,508
Semiconductors & Semiconductor Equipment
Broadcom Corp. (Class A)	18,000	605,520
Software
Nuance Communications, Inc.(a)	17,000	364,990
Red Hat, Inc.(a)	6,000	275,400
Rovi Corp.(a)	5,300	304,008
salesforce.com, Inc.(a)	1,100	163,878

Total Information Technology		10,666,489

Portfolio of Investments	39

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Growth Fund (continued)
 June 30, 2011 (Unaudited)

	Shares	Value

MATERIALS—3.3%
Chemicals
Monsanto Co.	2,300	$166,842
Praxair Inc.	8,380	908,308

Total Materials		1,075,150

TELECOMMUNICATION SERVICES—2.2%
Wireless Telecommunication Services
Crown Castle International Corp.(a)	18,000	734,220

Total Telecommunication Services		734,220

Total Common Stocks (Cost $28,477,188)		32,861,258

MONEY MARKET ACCOUNT

(0.2% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.15%(b)	73,647	73,647

Total Money Market Account (Cost $73,647)		73,647

TOTAL INVESTMENTS IN SECURITIES (Cost $28,550,835)—100%		$32,934,905

(a)	Non-income producing.

(b)	7-day yield at June 30, 2011.

ADR–American Depositary Receipt

40	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
 June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value

(85.3% of portfolio)

CONSUMER DISCRETIONARY—12.5%
Auto Components
Cooper Tire & Rubber Co.	244,000	$4,828,760
Multiline Retail
Nordstrom, Inc.	90,000	4,224,600
Restaurants
Brinker International, Inc.	185,000	4,525,100
Cracker Barrel Old Country Store, Inc.	114,500	5,645,995
O’Charley’s Inc.(a)	20,660	151,025
Specialty Retail
Sally Beauty Holdings, Inc.(a)	114,000	1,949,400

Total Consumer Discretionary		21,324,880

CONSUMER STAPLES—13.1%
Food Distribution
Core-Mark Holding Company, Inc.(a)	57,500	2,052,750
United Natural Foods, Inc.(a)	124,600	5,316,682
Food Products
Dean Foods Co.(a)	500,000	6,135,000
J.M. Smucker Co. (The)	40,868	3,123,950
Food & Staples Retailing
Fred’s, Inc.	192,900	2,783,547
Ruddick Corp.	66,000	2,873,640

Total Consumer Staples		22,285,569

ENERGY—7.5%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	2,314,200
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	5,341,248
QEP Resources, Inc.	26,600	1,112,678
Questar Corp.	26,600	471,086
SM Energy Co.	49,000	3,600,520

Total Energy		12,839,732

FINANCIALS—5.0%
Commercial Banks
Cardinal Financial Corp.	239,900	2,626,905
Middleburg Financial Corp.	83,300	1,244,502
National Bankshares, Inc. (Virginia)	86,000	2,153,440
Southcoast Financial Corp.(a)	56,507	182,518
Valley National Bancorp	116,791	1,589,525
Diversified Financial Services
Asset Acceptance Capital Corp.(a)	168,800	681,952

Total Financials		8,478,842

HEALTH CARE—3.2%
Health Care Equipment & Supplies
STERIS Corp.	156,100	5,460,378

Total Health Care		5,460,378

INDUSTRIALS—28.2%
Aerospace & Defense
Huntington Ingalls Industries, Inc.(a)	51,653	1,782,028
Triumph Group, Inc.	68,400	6,811,272
Distributors
Applied Industrial Technologies, Inc.	191,400	6,815,754
Electrical Equipment
Rofin-Sinar Technologies Inc.(a)	158,500	5,412,775
Industrial Conglomerates
Carlisle Companies Inc.	98,900	4,868,847
CLARCOR Inc.	87,100	4,118,088
Standex International Corp.	19,500	598,065
Thomas & Betts Corp.(a)	25,000	1,346,250
Machinery
Flowserve Corp.	14,500	1,593,405
Gorman-Rupp Co. (The)	111,725	3,680,221
Manitowoc Co., Inc. (The)	310,600	5,230,504
Regal Beloit Corp.	43,500	2,904,495
Road & Rail
Knight Transportation, Inc.	113,100	1,921,569
Werner Enterprises, Inc.	32,800	821,640

Total Industrials		47,904,913

INFORMATION TECHNOLOGY—6.9%
Communications Equipment
Belden Inc.	156,500	5,455,590
Computers & Peripherals
Western Digital Corp.(a)	70,000	2,546,600
IT Services
Computer Services, Inc.	29,700	888,030
Software
ManTech International Corp.	65,200	2,896,184

Total Information Technology		11,786,404

MATERIALS—8.9%
Chemicals
Olin Corp.	255,100	5,780,566
PolyOne Corp.	126,000	1,949,220
Polypore International, Inc.(a)	19,800	1,343,232
Westlake Chemical Corp.	115,700	6,004,830

Total Materials		15,077,848

Total Common Stocks (Cost $96,775,725)		145,158,566

EXCHANGE TRADED FUND

(4.1% of portfolio)

iShares Russell 2000 Value Index	95,000	6,973,950

Total Exchange Traded Fund (Cost $6,753,804)		6,973,950

COMMERCIAL PAPER

(1.2% of portfolio)

John Deere Bank SA, 0.07%, due 07/08/11	2,000,000	1,999,973

Commercial Paper (Cost $1,999,973)		1,999,973

MONEY MARKET ACCOUNT

(9.4% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.15%(b)	16,052,688	16,052,688

Total Money Market Account (Cost $16,052,688)		16,052,688

TOTAL INVESTMENTS IN SECURITIES (Cost $121,582,190)—100%		$170,185,177

(a)	Non-income producing.

(b)	7-day yield at June 30, 2011.

Portfolio of Investments	41

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: International Value Fund
 June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value

(98.6% of portfolio)

AUSTRALIA—1.8%
BHP Billiton Ltd.	57,800	$2,731,818

Total Australia		2,731,818

BRAZIL—0.7%
Petroleo Brasileiro SA—ADR	33,450	1,132,617

Total Brazil		1,132,617

BRITAIN—11.4%
BAE Systems PLC	541,850	2,769,967
HSBC Holdings PLC—ADR	58,200	2,887,884
Pearson PLC	82,800	1,568,441
Tesco PLC	496,400	3,205,991
Vodafone Group PLC	1,236,324	3,285,694
WPP Group PLC	297,200	3,720,778

Total Britain		17,438,755

CHINA—1.9%
Bank of China Ltd.	4,509,800	2,212,339
Huaneng Power International, Inc.	1,347,400	711,946

Total China		2,924,285

FINLAND—0.5%
Neste Oil Corp.	46,550	729,755

Total Finland		729,755

FRANCE—10.4%
AXA SA	171,300	3,889,196
Cap Gemini SA	53,350	3,125,766
Compagnie de Saint-Gobain SA	35,528	2,300,848
Total SA	63,150	3,652,348
Vivendi SA	104,500	2,905,995

Total France		15,874,153

GERMANY—4.0%
Daimler AG REG	39,950	3,006,672
Deutsche Böerse AG	39,950	3,031,941

Total Germany		6,038,613

HONG KONG—3.4%
Hutchison Whampoa Ltd.	272,800	2,957,693
New World Development Co. Ltd.	1,474,700	2,240,098

Total Hong Kong		5,197,791

ITALY—4.6%
Enel SpA	237,450	1,550,974
Eni SpA	126,250	2,992,943
Telecom Italia SpA	2,159,600	2,513,337

Total Italy		7,057,254

INDONESIA—1.0%
PT Telekomunikasi Indonesia, Tbk	1,368,700	1,175,481
Telekomunik Indonesia—SP—ADR	10,450	360,525

Total Indonesia		1,536,006

ISRAEL—1.9%
Teva Pharmaceutical Industries Ltd.—ADR	61,000	2,941,420

Total Israel		2,941,420

JAPAN—21.5%
Bridgestone Corp.	156,000	3,590,276
Daiichi Sankyo Co., Ltd.	141,400	2,765,763
Daito Trust Construction Co., Ltd.	35,050	2,976,719
Daiwa Securities Co., Ltd.	604,450	2,662,902
East Japan Railway Co.	46,500	2,672,080
Mori Seiki Co., Ltd.	113,300	1,500,610
MS & AD Insurance Group Holdings, Inc.	99,255	2,328,112
Nikon Corp.	129,450	3,054,292
Nissan Motor Co., Ltd.	348,750	3,660,922
Secom Co., Ltd.	23,650	1,135,777
Sumitomo Corp.	230,800	3,145,819
Sumitomo Trust & Banking Co.	946,450	3,301,809

Total Japan		32,795,081

NETHERLANDS—4.3%
AEGON NV	458,600	3,125,447
Koninklijke DSM NV	52,600	3,413,871

Total Netherlands		6,539,318

NORWAY—2.4%
Statoil ASA	143,145	3,624,525

Total Norway		3,624,525

PORTUGAL—1.7%
Banco Comercial Português SA	2,007,628	1,417,463
Banco Espirito Santo SA	380,501	1,193,213

Total Portugal		2,610,676

REPUBLIC OF SOUTH KOREA—3.9%
Posco	6,700	2,910,200
SK Telecom Co., Ltd.	6,507	982,816
SK Telecom Co., Ltd.—ADR	111,653	2,087,911

Total Republic of South Korea		5,980,927

SINGAPORE—1.6%
Keppel Corp.	276,210	2,499,223

Total Singapore		2,499,223

SPAIN—4.2%
Banco Bilbao Vizcaya Argentaria SA	262,122	3,072,252
Banco Popular Espanol SA	254,205	1,430,766
Banco Popular Espanol SA Rights	254,205	18,432
Indra Sistemas SA	91,400	1,890,308

Total Spain		6,411,758

SWITZERLAND—14.9%
Adecco SA REG	44,000	2,820,998
Credit Suisse Group AG	70,000	2,720,780
Givaudan SA REG	2,182	2,308,537
Holcim Ltd.	39,586	2,987,534
Nestlé SA REG	41,350	2,569,872
Novartis AG REG	54,600	3,344,658
Roche Holding Ltd.	19,700	3,295,791
Zurich Financial Services Ltd.	10,900	2,754,938

Total Switzerland		22,803,108

THAILAND—2.5%
Bangkok Bank Public Company Ltd.	148,350	765,867
PTT Public Company Ltd.	284,500	3,092,693

Total Thailand		3,858,560

Total Common Stocks (Cost $141,396,266)		150,725,643

42	Portfolio of Investments

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: International Value Fund (continued)
 June 30, 2011 (Unaudited)

MONEY MARKET ACCOUNT	Shares	Value

(1.4% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.15%(a)	2,192,940	$2,192,940

Total Money Market Account (Cost $2,192,940)		2,192,940

TOTAL INVESTMENTS IN SECURITIES (Cost $143,589,206)—100%		$152,918,583

(a)	7-day yield at June 30, 2011.

SA–Sociedad Anónima or Société Anonyme

ADR–American Depositary Receipt

PLC–Public Limited Company

AG–Aktiengesellschaft

REG–Registered shares

SpA–Società per Azioni

NV–Naamloze Vennottschap

ASA–Allmennaksjeselskap

Portfolio of Investments	43

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

		Short-Term
	Daily	Government	Short-Term
ASSETS	Income Fund	Securities Fund	Bond Fund

Investments in securities, at value (cost: $188,683,170; $83,092,567; $345,581,707; $38,062,395; $425,695,549; $28,550,835; $121,582,190; $143,589,206)	$188,683,170	$84,368,940	$345,076,051
Cash	—	—	—
Receivables
Investment securities sold	—	—	—
Dividends and interest	50,403	412,440	1,932,572
Capital shares sold	280,347	11,316	160,214
Due from RE Advisers	6,060	—	—
Prepaid expenses	23,482	13,648	28,815

Total assets	189,043,462	84,806,344	347,197,652

LIABILITIES

Payables
Investment securities purchased	—	—	3,478,965
Accrued expenses	68,132	42,436	117,883
Due to Board Members	21,698	7,823	31,777
Due to RE Advisers	—	32,224	175,236
Capital shares redeemed	464,738	133,558	282,504
Dividends	21	3,201	27,210

Total liabilities	554,589	219,242	4,113,575

NET ASSETS	$188,488,873	$84,587,102	$343,084,077

NET ASSETS CONSIST OF:

Unrealized appreciation of Investments	$—	$1,276,373	$(505,656)
Undistributed net income (loss)	(21,389)	(7,905)	(34,614)
Undistributed net realized gain (loss) from investments and futures transactions	(21)	2,935	(766,236)
Paid-in-capital applicable to outstanding shares of 188,510,221 of Daily Income Fund, 16,086,751 Short-Term Government Securities Fund, 66,270,335 of Short-Term Bond Fund, 6,525,606 of Stock Index Fund, 18,031,050 of Value Fund, 5,514,186 of Growth Fund, 6,895,776 of Small-Company Stock Fund, and 19,922,950 of International Value Fund	188,510,283	83,315,699	344,390,583

NET ASSETS	$188,488,873	$84,587,102	$343,084,077

NET ASSET VALUE PER SHARE	$1.00	$5.26	$5.18

44	Statements of Assets and Liabilities

The accompanying notes are an integral part of these financial statements.

			Small-Company	International
Stock Index Fund	Value Fund	Growth Fund	Stock Fund	Value Fund

$64,353,994	$594,023,275	$32,934,906	$170,185,177	$152,918,583
—	—	—	—	350,492

—	—	432,222	—	679,004
—	1,161,554	11,004	55,693	595,058
2,960	249,400	1,385	704,926	2,612,156
—	—	—	—	—
12,190	42,177	8,293	18,234	15,750

64,369,144	595,476,406	33,387,810	170,964,030	157,171,043

—	151,000	300,208	204,110	529,514
41,300	184,843	32,248	90,608	60,795
6,446	61,864	2,541	10,594	14,815
14,147	258,894	11,281	115,453	94,253
12,188	263,212	45,023	208,320	123,559
—	285,031	1,429	—	17,798

74,081	1,204,844	392,730	629,085	840,734

$64,295,063	$594,271,562	$32,995,080	$170,334,945	$156,330,309

$26,291,599	$168,327,726	$4,384,071	$48,602,987	$9,331,065
443,667	(61,315)	(32,334)	(103,393)	2,682,387

(8,977,975)	(20,320,975)	2,267,489	(103,511)	(26,627,183)

46,537,772	446,326,126	26,375,854	121,938,862	170,944,040

$64,295,063	$594,271,562	$32,995,080	$170,334,945	$156,330,309

$9.85	$32.96	$5.98	$24.70	$7.85

Statements of Assets and Liabilities	45

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2011 (Unaudited)

		Short-Term
	Daily	Government	Short-Term
INVESTMENT INCOME	Income Fund	Securities Fund	Bond Fund

Interest	$170,457	$1,010,536	$6,990,774
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—

Total investment income	170,457	1,010,536	6,990,774

EXPENSES

Management fees	465,705	177,702	970,278
Shareholder servicing fees	65,581	36,711	83,906
Custodian and accounting fees	22,579	30,410	88,430
Directors and Board meeting expenses	28,163	11,556	49,392
Registration fees	20,351	16,024	22,221
Legal and audit fees	15,807	6,977	27,276
Printing	12,858	5,530	17,058
Insurance	7,311	2,869	12,168
Communication	4,107	1,998	5,693
Other expenses	4,568	1,877	7,537
Administration fees	—	—	—

Total expenses	647,030	291,654	1,283,959

Less fees waived and expenses reimbursed by RE Advisers	(479,289)	—	—

Net expenses	167,741	291,654	1,283,959

NET INVESTMENT INCOME (LOSS)	2,716	718,882	5,706,815

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments	—	2,935	17,588
Net change in unrealized appreciation (depreciation)	—	(72,751)	(849,501)

NET GAIN (LOSS) ON INVESTMENTS	—	(69,816)	(831,913)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,716	$649,066	$4,874,902

(a)	Represents realized and unrealized gain on investments allocated from the master portfolio.

46	Statements of Operations

The accompanying notes are an integral part of these financial statements.

				Small-Company	International
Stock Index Fund		Value Fund	Growth Fund	Stock Fund	Value Fund

$—		$7,950	$320	$14,090	$3,502
—		6,292,216	122,310	686,544	3,403,604

635,587		—	—	—	—
(15,879)		—	—	—	—

619,708		6,300,166	122,630	700,634	3,407,106

—		1,491,891	105,155	609,056	541,707
48,484		193,588	36,863	84,489	52,668
6,077		55,348	16,600	21,241	61,383
6,764		78,816	4,901	24,130	21,563
9,147		21,508	12,893	13,897	17,105
6,988		43,111	3,460	13,940	14,050
11,248		45,730	5,955	17,434	10,331
2,172		19,315	1,120	4,869	5,153
3,009		14,199	2,061	5,729	3,494
1,759		13,246	986	3,730	3,403
79,336		—	—	—	—

174,984		1,976,752	189,994	798,515	730,857

—		—	(36,393)	—	(16,790)

174,984		1,976,752	153,601	798,515	714,067

444,724		4,323,414	(30,971)	(97,881)	2,693,039

525	(a)	11,488,620	2,287,306	1,197,226	1,600,096
3,011,465	(a)	28,419,125	(844,022)	9,070,683	1,886,667

3,011,990		39,907,745	1,443,284	10,267,909	3,486,763

$3,456,714		$44,231,159	$1,412,313	$10,170,028	$6,179,802

Statements of Operations	47

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
	Six Months Ended
	June 30,	Year Ended
	2011	December 31,
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)	2010

Operations
Net investment income (loss)	$2,716	$13,065
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—

Increase in net assets from operations	2,716	13,065

Distributions to shareholders
Net investment income	(9,158)	(18,562)
Net realized gain on investments	—	—

Total distributions to shareholders	(9,158)	(18,562)

Capital share transactions

Net capital share transactions (See Note 6)	1,406,228	(4,397,540)
Redemption fees received (See Note 5)	—	—

Total increase (decrease) in net assets from capital transactions	1,406,228	(4,397,540)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,399,786	(4,403,037)

NET ASSETS
Beginning of period	187,089,087	191,492,124

End of period	$188,488,873	$187,089,087

	Value Fund
	Six Months Ended
	June 30,	Year Ended
	2011	December 31,
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)	2010

Operations
Net investment income (loss)	$4,323,414	$6,682,745
Net realized gain (loss) on investments	11,488,620	7,749,721
Net change in unrealized appreciation (depreciation)	28,419,125	49,389,728

Increase in net assets from operations	44,231,159	63,822,194

Distributions to shareholders
Net investment income	(4,343,683)	(6,699,245)
Net realized gain on investments	—	—

Total distributions to shareholders	(4,343,683)	(6,699,245)

Capital share transactions
Net capital share transactions (See Note 6)	6,759,281	(6,595,058)
Redemption fees received (See Note 5)	8,350	12,131

Total increase (decrease) in net assets from capital transactions	6,767,631	(6,582,927)

TOTAL INCREASE (DECREASE) IN NET ASSETS	46,655,107	50,540,022

NET ASSETS
Beginning of period	547,616,455	497,076,433

End of period	$594,271,562	$547,616,455

48	Statements of Changes in Net Assets

The accompanying notes are an integral part of these financial statements.

Short-Term Government
Securities Fund		Short-Term Bond Fund		Stock Index Fund
Six Months Ended		Six Months Ended		Six Months Ended
June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
2011	December 31,	2011	December 31,	2011	December 31,
(Unaudited)	2010	(Unaudited)	2010	(Unaudited)	2010

$718,882	$1,606,838	$5,706,815	$12,454,726	$444,724	$783,568
2,935	43,819	17,588	(774,219)	525	(3,385,785)
(72,751)	131,567	(849,501)	3,605,505	3,011,465	10,239,100

649,066	1,782,224	4,874,902	15,286,012	3,456,714	7,636,883

(721,805)	(1,609,262)	(5,721,342)	(12,473,033)	—	(784,596)
—	(44,758)	—	—	—	—

(721,805)	(1,654,020)	(5,721,342)	(12,473,033)	—	(784,596)

8,522,977	10,326,963	34,924,580	59,773,147	200,233	1,906,063
—	—	—	—	14,225	18,770

8,522,977	10,326,963	34,924,580	59,773,147	214,458	1,924,833

8,450,238	10,455,167	34,078,140	62,586,126	3,671,172	8,777,120

76,136,864	65,681,697	309,005,937	246,419,811	60,623,891	51,846,771

$84,587,102	$76,136,864	$343,084,077	$309,005,937	$64,295,063	$60,623,891

Growth Fund		Small-Company Stock Fund		International Value Fund
Six Months Ended		Six Months Ended		Six Months Ended
June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
2011	December 31,	2011	December 31,	2011	December 31,
(Unaudited)	2010	(Unaudited)	2010	(Unaudited)	2010

$(30,971)	$(41,831)	$(97,881)	$161,299	$2,693,039	$2,586,450
2,287,306	2,690,103	1,197,226	1,125,728	1,600,096	(4,190,423)
(844,022)	1,129,887	9,070,683	24,006,859	1,886,667	8,558,860

1,412,313	3,778,159	10,170,028	25,293,886	6,179,802	6,954,887

—	—	—	(163,992)	(1,464,407)	(1,973,898)
(531,871)	—	—	—	—	—

(531,871)	—	—	(163,992)	(1,464,407)	(1,973,898)

3,062,945	6,213,869	46,001,972	23,188,646	16,159,802	7,552,578
343	145	4,271	7,560	177	1,419

3,063,288	6,214,014	46,006,243	23,196,206	16,159,979	7,553,997

3,943,730	9,992,173	56,176,271	48,326,100	20,875,374	12,534,986

29,051,350	19,059,177	114,158,674	65,832,574	135,454,935	122,919,949

$32,995,080	$29,051,350	$170,334,945	$114,158,674	$156,330,309	$135,454,935

Statements of Changes in Net Assets	49

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2011 (Unaudited)		2010		2009		2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	—		—		—		— (b)	—	—

Total from investment operations	—		—		—		0.02	0.05	0.04

Distributions
Net investment income	—	(b)	—	(b)	—	(b)	(0.02)	(0.05)	(0.04)
Net realized gain	—		—		—		—	—	—

Total distributions	—		—		—		(0.02)	(0.05)	(0.04)

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

TOTAL RETURN	0.01	%(d)	0.01%		0.31%		2.14%	4.62%	4.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$188,489		$187,089		$191,492		$182,011	$149,303	$127,625
Ratio of gross expenses before voluntary expense limitation to average net assets	0.69	%(e)	0.69%		0.73%		0.69%	0.71%	0.74%
Ratio of net investment income to average net assets	0.00	%(a,c,e)	0.01	%(a,c)	0.30	%(a,c)	2.08%	4.52%	4.30%
Ratio of expenses to average net assets	0.18	%(a,c,e)	0.24	%(a,c)	0.47	%(a,c)	0.69%	0.71%	0.74%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010 and through the date of issuance of this report.

(d)	Aggregate total return for the period.

(e)	Annualized.

50	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2011 (Unaudited)		2010	2009		2008		2007		2006

NET ASSET VALUE, BEGINNING OF YEAR	$5.26		$5.25	$5.26		$5.17		$5.10		$5.06

Income from investment operations
Net investment income	0.05		0.12	0.14	(a)	0.16	(a)	0.20	(a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	—		0.01	—	(b)	0.10		0.07		0.05

Total from investment operations	0.05		0.13	0.14		0.26		0.27		0.19

Distributions
Net investment income	(0.05)		(0.12)	(0.14)		(0.16)		(0.20)		(0.14)
Net realized gain	—	(b)	— (b)	(0.01)		(0.01)		—		(0.01)

Total distributions	(0.05)		(0.12)	(0.15)		(0.17)		(0.20)		(0.15)

NET ASSET VALUE, END OF PERIOD	$5.26		$5.26	$5.25		$5.26		$5.17		$5.10

TOTAL RETURN	0.91	%(c)	2.57%	2.85%		5.16%		5.50%		3.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$84,587		$76,137	$65,682		$55,354		$39,463		$40,779
Ratio of gross expenses before voluntary expense limitation to average net assets	0.74	%(d)	0.75%	0.78%		0.82%		0.87%		0.87%
Ratio of net investment income to
average net assets	1.82	%(d)	2.27%	2.73	%(a)	3.06	%(a)	4.00	%(a)	2.89	%(a)
Ratio of expenses to average net assets	0.74	%(d)	0.75%	0.75	%(a)	0.75	%(a)	0.75	%(a)	0.75	%(a)
Portfolio turnover rate	11%		26%	28%		50%		47%		30%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights	51

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2011 (Unaudited)		2010	2009		2008		2007		2006

NET ASSET VALUE, BEGINNING OF YEAR	$5.19		$5.13	$4.72		$5.17		$5.16		$5.13

Income from investment operations
Net investment income	0.09		0.23	0.33	(a)	0.27	(a)	0.22	(a)	0.19	(a)
Net realized and unrealized gain (loss) on investments	(0.01)		0.06	0.42		(0.45)		0.01		0.03

Total from investment operations	0.08		0.29	0.75		(0.18)		0.23		0.22

Distributions
Net investment income	(0.09)		(0.23)	(0.33)		(0.27)		(0.22)		(0.19)
Net realized gain	—		—	(0.01)		—		—		—

Total distributions	(0.09)		(0.23)	(0.34)		(0.27)		(0.22)		(0.19)

NET ASSET VALUE, END OF PERIOD	$5.18		$5.19	$5.13		$4.72		$5.17		$5.16

TOTAL RETURN	1.57	%(b)	5.73%	16.38%		(3.52)%		4.62%		4.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$343,084		$309,006	$246,420		$204,332		$228,591		$208,482
Ratio of gross expenses before voluntary expense limitation to average net assets	0.79	%(c)	0.80%	0.83%		0.81%		0.82%		0.84%
Ratio of net investment income to average net assets	3.53	%(c)	4.38%	6.62	%(a)	5.49	%(a)	4.33	%(a)	3.71	%(a)
Ratio of expenses to average net assets	0.79	%(c)	0.80%	0.80	%(a)	0.80	%(a)	0.80	%(a)	0.80	%(a)
Portfolio turnover rate	18%		38%	52%		56%		41%		40%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Aggregate total return for the period.

(c)	Annualized.

52	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2011 (Unaudited)		2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$9.31		$8.24	$6.64	$10.94	$10.57	$9.30

Income from investment operations
Net investment income	0.07		0.12	0.11	0.17	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.47		1.07	1.60	(4.25)	0.37	1.27

Total from investment operations	0.54		1.19	1.71	(4.08)	0.52	1.40

Distributions
Net investment income	—		(0.12)	(0.11)	(0.22)	(0.15)	(0.13)
Net realized gain	—		—	—	—	—	—

Total distributions	—		(0.12)	(0.11)	(0.22)	(0.15)	(0.13)

NET ASSET VALUE, END OF PERIOD	$9.85		$9.31	$8.24	$6.64	$10.94	$10.57

TOTAL RETURN	5.80	%(b)	14.47%	25.83%	(37.41)%	4.91%	15.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$64,295		$60,624	$51,847	$39,786	$62,332	$56,508
Ratio of net investment income to average net assets	1.40	%(c)	1.45%	1.66%	1.82%	1.44%	1.32%
Ratio of expenses to average net assets	0.60	%(c)	0.62%	0.75%	0.59%	0.64%	0.68%
Portfolio turnover rate(a)	N/A		N/A	N/A	N/A	N/A	N/A

(a)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.

(b)	Aggregate total return for the period.

(c)	Annualized.

Financial Highlights	53

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2011 (Unaudited)		2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$30.70		$27.52	$22.03	$35.48	$35.94	$32.78

Income from investment operations
Net investment income	0.24		0.38	0.40	0.59	0.83	0.57
Net realized and unrealized gain (loss) on investments	2.26		3.18	5.49	(13.45)	0.37	5.25

Total from investment operations	2.50		3.56	5.89	(12.86)	1.20	5.82

Distributions
Net investment income	(0.24)		(0.38)	(0.40)	(0.59)	(0.83)	(0.57)
Net realized gain	—		—	—	—	(0.83)	(2.09)

Total distributions	(0.24)		(0.38)	(0.40)	(0.59)	(1.66)	(2.66)

NET ASSET VALUE, END OF PERIOD	$32.96		$30.70	$27.52	$22.03	$35.48	$35.94

TOTAL RETURN	8.15	%(a)	13.05%	26.98%	(36.43)%	3.25%	17.82%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$594,272		$547,616	$497,076	$422,740	$723,406	$649,478
Ratio of net investment income to average net assets	1.51	%(b)	1.32%	1.71%	1.96%	2.23%	1.68%
Ratio of expenses to average net assets	0.69	%(b)	0.73%	0.80%	0.70%	0.66%	0.71%
Portfolio turnover rate	1%		4%	3%	6%	4%	13%

(a)	Aggregate total return for the period.

(b)	Annualized.

54	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Growth Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2011 (Unaudited)		2010		2009		2008		2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$5.80		$5.02		$3.31		$5.87		$5.22	$5.06

Income from investment operations
Net investment loss	(0.01)		(0.01)		—	(a)	(0.03)		(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	0.29		0.79		1.71		(2.37)		0.91	0.35

Total from investment operations	0.28		0.78		1.71		(2.40)		0.86	0.28

Distributions
Net investment income	—		—		—		—		—	—
Net realized gain	(0.10)		—		—		(0.16)		(0.21)	(0.12)

Total distributions	(0.10)		—		—		(0.16)		(0.21)	(0.12)

NET ASSET VALUE, END OF PERIOD	$5.98		$5.80		$5.02		$3.31		$5.87	$5.22

TOTAL RETURN	4.79	%(b)	15.54%		51.66%		(40.93)%		17.55%	5.48%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$32,995		$29,051		$19,059		$6,707		$9,001	$6,776
Ratio of gross expenses before voluntary expense limitation to average net assets	1.17	%(c)	1.23%		1.74%		1.30%		1.26%	1.50%
Ratio of net investment income (loss) to average net assets	(0.19	)%(c,d)	(0.17	)%(d)	(0.09	)%(d)	(0.61	)%(d)	(0.93)%	(1.16)%
Ratio of expenses to average net assets	0.95	%(c,d)	0.95	%(d)	0.95	%(d)	0.93	%(d)	1.26%	1.50%
Expense ratio of underlying exchange traded fund	N/A		N/A		N/A		0.18	%(e)	0.20%	0.20%
Effective expense ratio	0.95%		0.95%		0.95%		1.11%		1.46%	1.70%
Portfolio turnover rate	36%		67%		66%		96	%(f)	19%	27%

(a)	Less than $0.01 per share.

(b)	Aggregate total return for the period.

(c)	Annualized.

(d)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008 the expense limitation agreement was revised from 1.50% to 0.75%. Further, on December 5, 2008 the expense limitation agreement was revised from 0.75% to 0.95%.

(e)	On December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund changed its name, investment strategies and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchange traded fund is prorated for January 1, 2008 to December 4, 2008.

(f)	The portfolio turnover is unusually high because on December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities with a new investment strategy and objective.

Financial Highlights	55

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2011 (Unaudited)		2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$22.79		$17.04	$11.81	$18.16	$19.06	$17.00

Income from investment operations
Net investment income (loss)	(0.02)		0.03	0.10	0.11	0.19	0.23
Net realized and unrealized gain (loss) on investments	1.93		5.75	5.23	(6.35)	0.06	2.60

Total from investment operations	1.91		5.78	5.33	(6.24)	0.25	2.83

Distributions
Net investment income	—		(0.03)	(0.10)	(0.11)	(0.19)	(0.23)
Net realized gain	—		—	—	—	(0.96)	(0.54)

Total distributions	—		—	(0.10)	(0.11)	(1.15)	(0.77)

NET ASSET VALUE, END OF PERIOD	$24.70		$22.79	$17.04	$11.81	$18.16	$19.06

TOTAL RETURN	8.38	%(a)	33.94%	45.10%	(34.33)%	1.36%	16.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$170,335		$114,159	$65,833	$45,041	$66,910	$63,515
Ratio of net investment income (loss) to
average net assets	(0.14	)%(b)	0.20%	0.71%	0.73%	0.99%	1.29%
Ratio of expenses to average net assets	1.11	%(b)	1.17%	1.23%	1.25%	1.19%	1.23%
Portfolio turnover rate	2%		4%	9%	26%	18%	5%

(a)	Aggregate total return for the period.

(b)	Annualized.

56	Financial Highlights

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended June 30,		Year Ended December 31,
	2011 (Unaudited)		2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$7.57		$7.27	$5.90	$9.84	$9.72	$7.79

Income from investment operations
Net investment income (a)	0.14		0.14	0.18	0.23	0.36	0.05
Net realized and unrealized gain (loss) on investments	0.22		0.27	1.35	(3.68)	0.44	1.96

Total from investment operations	0.36		0.41	1.53	(3.45)	0.80	2.01

Distributions
Net investment income	(0.08)		(0.11)	(0.16)	(0.37)	(0.29)	(0.07)
Net realized gain	—		—	—	(0.12)	(0.39)	(0.01)

Total distributions	(0.08)		(0.11)	(0.16)	(0.49)	(0.68)	(0.08)

NET ASSET VALUE, END OF PERIOD	$7.85		$7.57	$7.27	$5.90	$9.84	$9.72

TOTAL RETURN	4.69	%(b)	5.73%	25.93%	(35.43)%	8.21%	25.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$156,330		$135,455	$122,920	$92,716	$140,971	$91,903
Ratio of gross expenses before voluntary expense limitation to average net assets	1.01	%(c)	1.02%	1.06%	1.01%	1.00%	1.04	%(d)
Ratio of net investment income to average net assets (a)	3.73	%(c)	2.08%	2.23%	2.73%	2.81%	0.95%
Ratio of expenses to average net assets (a)	0.99	%(c)	0.99%	0.99%	0.98%	0.99%	0.99	%(d)
Portfolio turnover rate	18%		44%	47%	25%	22%	55%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Aggregate total return for the period.

(c)	Annualized.

(d)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005 through June 11, 2006.

Financial Highlights	57

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
(Unaudited)
1. ORGANIZATION
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (“the Act”) as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable asset in one or more securities that are designed to track the performance of the S&P 500 Index. At June 30, 2011, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Stock Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2011, the Stock Index Fund’s investment constituted 2.82% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Security valuation: The Funds investments are valued as of the close of the New York Stock Exchange (usually 4:00 pm). Equity securities and exchange traded funds are valued at the closing price from the primary market in which the security trades. Fixed income securities are valued using the bid price provided by external pricing services. Short-term debt instruments held by the Daily Income Fund and commercial paper held by all Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities. Registered investment companies are valued at the net asset value determined by the registered investment company after the close of the New York Stock Exchange on valuation date. The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio.

If a security price is not available, or if an event occurs after the close of the primary market in which the security is traded, but before the time the net asset value of the Funds are calculated, the fair value of the security is determined based on procedures adopted by the Funds’ Board of Directors. These fair value procedures include utilizing pricing matrices and adjusting the market values of foreign securities based on market events between the close of foreign markets and the time that the net asset value is calculated. The Board of Directors of the Master Portfolio has also adopted fair value procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the Master Portfolio’s financial statements included in the Appendix of this report.

The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. The effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

The Funds adopted Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”) (formerly known as FAS 157), effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. ASC 820 established a three-tier hierarchy, which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total

Daily Income Fund
Commercial Paper	$—	$126,464,559	$—	$126,464,559
U.S. Government Agency Obligations	$—	$40,635,799	$—	$40,635,799
Corporate Notes	$—	$3,657,052	$—	$3,657,052
Cash Equivalents	$17,925,760	$—	$—	$17,925,760

	$17,925,760	$170,757,410	$—	$188,683,170

Short-Term Government Securities Fund
U.S. Government Agency Obligations	$—	$58,808,919	$—	$58,808,919
Corporate Bonds	$—	$7,999,052	$—	$7,999,052
Mortgage Backed Securities	$—	$4,630,025	$—	$4,630,025
Municipal Bonds	$—	$4,577,122	$—	$4,577,122
Asset Backed Securities	$—	$1,981,954	$—	$1,981,954
Cash Equivalents	$6,371,868	$—	$—	$6,371,868

	$6,371,868	$77,997,072	$—	$84,368,940

58	Notes to Financial Statements

	Level 1	Level 2	Level 3	Total

Short-Term Bond Fund
Corporate Bonds	$—	$102,650,613	$—	$102,650,613
Asset Backed Securities	$—	$60,004,435	$—	$60,004,435
Municipal Bonds	$—	$57,803,817	$—	$57,803,817
Yankee Bonds	$—	$44,392,158	$—	$44,392,158
Mortgage Backed Securities	$—	$37,056,071	$—	$37,056,071
U.S. Government Agency Obligations	$—	$25,987,361	$—	$25,987,361
Cash Equivalents	$17,181,596	$—	$—	$17,181,596

	$17,181,596	$327,894,455	$—	$345,076,051

Value Fund
Common Stocks	$572,613,230	$—	$—	$572,613,230
Cash Equivalents	$21,410,045	$—	$—	$21,410,045

	$594,023,275	$—	$—	$594,023,275

Growth Fund
Common Stocks	$32,861,258	$—	$—	$32,861,258
Cash Equivalents	$73,647	$—	$—	$73,647

	$32,934,905	$—	$—	$32,934,905

Small-Company Fund
Common Stocks	$145,158,566	$—	$—	$145,158,566
Exchange Traded Fund	$6,973,950	$—	$—	$6,973,950
Commercial Paper	$—	$1,999,973	$—	$1,999,973
Cash Equivalents	$16,052,688	$—	$—	$16,052,688

	$168,185,204	$1,999,973	$—	$170,185,177

International Value
Common Stocks	$9,428,789	$141,296,854	$—	$150,725,643
Cash Equivalents	$2,192,940	$—	$—	$2,192,940

	$11,621,729	$141,296,854	$—	$152,918,583

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly.

Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock, and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Fund management believes that no events have occurred between June 30, 2011, the date of this report, and the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

3. FEDERAL INCOME TAX INFORMATION
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statue of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, deferred compensation payable and REIT transactions.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

At June 30, 2011, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

				Net
		Tax	Tax	Unrealized
		Unrealized	Unrealized	Gain
	Tax Cost	Gain	(Loss)	(Loss)

Daily Income Fund	$188,683,170	$—	$—	$—
Short-Term Government Securities Fund	$83,092,567	$1,334,079	$(57,706)	$1,276,373
Short-Term Bond Fund	$345,581,707	$7,754,122	$(8,259,778)	$(505,656)
Value Fund	$425,695,549	$203,753,327	$(35,425,601)	$168,327,726
Growth Fund	$28,570,161	$4,708,091	$(343,346)	$4,364,745
Small-Company Stock Fund	$121,582,190	$52,461,776	$(3,858,789)	$48,602,987
International Value Fund	$144,007,252	$15,812,039	$(6,900,708)	$8,911,331

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2011, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$3,291,678	$7,888,715
Short-Term Bond Fund	$79,392,619	$53,444,466
Value Fund	$8,310,805	$19,685,301
Growth Fund	$14,195,928	$11,580,753
Small-Company Stock Fund	$38,271,534	$2,850,006
International Value Fund	$44,828,673	$26,113,415

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2011, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$7,795,104	$396,757
Short-Term Bond Fund	$13,319,785	$2,162,496

Notes to Financial Statements	59

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund please refer to the Appendix of this report.

5. RELATED PARTIES
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On January 27, 2009, RE Advisers voluntarily and temporarily reduced the expense limitation for the Daily Income Fund from 0.80% to 0.50%. Further, on August 14, 2009, RE Advisers agreed to waive additional fees or reimburse expenses, if necessary in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued throughout 2010 and through the date of issuance of this report.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2011, amounted to $465,705 for Daily Income Fund, $36,393 for Growth Fund, and $16,790 for International Value Fund. Additionally, RE Advisers paid the Daily Income Fund, $13,584 during the period, for expense reimbursements.

The Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each receive a 2% redemption fee on shares sold within 30 days of purchase.

60	Notes to Financial Statements

6. CAPITAL SHARE TRANSACTIONS
As of June 30, 2011, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

		Shares Issued
	Shares	In Reinvestment	Total Shares	Total Shares	Net Increase
	Sold	of Dividends	Issued	Redeemed	(Decrease)

Period Ended June 30, 2011
In Dollars

Daily Income Fund	$57,167,945	$8,943	$57,176,888	$(55,770,660)	$1,406,228
Short-Term Government Securities Fund	$16,918,039	$699,513	$17,617,552	$(9,094,575)	$8,522,977
Short-Term Bond Fund	$55,718,088	$5,549,295	$61,267,383	$(26,342,803)	$34,924,580
Stock Index Fund	$7,466,419	$4,841	$7,471,260	$(7,271,027)	$200,233
Value Fund	$44,085,807	$4,058,500	$48,144,307	$(41,385,026)	$6,759,281
Growth Fund	$6,456,926	$530,442	$6,987,368	$(3,924,423)	$3,062,945
Small-Company Stock Fund	$65,748,222	$—	$65,748,222	$(19,746,250)	$46,001,972
International Value Fund	$23,869,359	$1,446,603	$25,315,962	$(9,156,160)	$16,159,802
In Shares

Daily Income Fund	57,167,945	8,943	57,176,888	(55,770,660)	1,406,228
Short-Term Government Securities Fund	3,219,011	133,163	3,352,174	(1,731,175)	1,620,999
Short-Term Bond Fund	10,743,607	1,070,304	11,813,911	(5,079,959)	6,733,952
Stock Index Fund	767,374	500	767,874	(750,612)	17,262
Value Fund	1,351,354	123,139	1,474,493	(1,280,675)	193,818
Growth Fund	1,071,724	88,703	1,160,427	(653,045)	507,382
Small-Company Stock Fund	2,698,201	—	2,698,201	(810,898)	1,887,303
International Value Fund	3,017,501	184,281	3,201,782	(1,162,153)	2,039,629

Year Ended December 31, 2010
In Dollars

Daily Income Fund	$98,763,865	$18,188	$98,782,053	$(103,179,593)	$(4,397,540)
Short-Term Government Securities Fund	$23,464,276	$1,596,026	$25,060,302	$(14,733,339)	$10,326,963
Short-Term Bond Fund	$91,128,790	$12,130,425	$103,259,215	$(43,486,068)	$59,773,147
Stock Index Fund	$10,233,882	$780,373	$11,014,255	$(9,108,192)	$1,906,063
Value Fund	$60,029,598	$6,254,109	$66,283,707	$(72,878,765)	$(6,595,058)
Growth Fund	$12,660,537	$—	$12,660,537	$(6,446,668)	$6,213,869
Small-Company Stock Fund	$42,626,836	$161,875	$42,788,711	$(19,600,065)	$23,188,646
International Value Fund	$31,499,482	$1,959,866	$33,459,348	$(25,906,770)	$7,552,578
In Shares

Daily Income Fund	98,763,865	18,188	98,782,053	(103,179,593)	(4,397,540)
Short-Term Government Securities Fund	4,448,375	302,621	4,750,996	(2,794,534)	1,956,462
Short-Term Bond Fund	17,551,204	2,334,273	19,885,477	(8,371,382)	11,514,095
Stock Index Fund	1,216,440	83,821	1,300,261	(1,081,013)	219,248
Value Fund	2,126,828	223,400	2,350,228	(2,572,454)	(222,226)
Growth Fund	2,464,881	—	2,464,881	(1,258,309)	1,206,572
Small-Company Stock Fund	2,185,227	7,103	2,192,330	(1,047,138)	1,145,192
International Value Fund	4,475,380	270,269	4,745,649	(3,776,438)	969,211

Notes to Financial Statements	61

Directors and Officers

James F. Perna, Director and Chairman of the Board
Peter R. Morris, Director, President and Chief Executive Officer
Douglas W. Johnson, Director and Chairman of the Audit Committee
Kenneth R. Meyer, Director and Chairman of the Compensation Committee
Anthony M. Marinello, Director
Sheldon C. Petersen, Director
Mark Rose, Director
Peter J. Tonetti, Director
Anthony C. Williams, Director
Cynthia L. Dove, Vice President and Chief Operations Officer
Amy M. DiMauro, Treasurer
Danielle C. Sieverling, Chief Compliance Officer
Kelly Bowers Whetstone, Secretary

62	Directors and Officers

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio
 June 30, 2011 (Unaudited)

COMMON STOCKS	Shares	Value

(99.4% of net assets)

CONSUMER DISCRETIONARY—11.6%
Auto Components—0.3%
The Goodyear Tire & Rubber Co. (a)	46,147	$773,885
Johnson Controls, Inc. (b)	127,873	5,327,189

Total Auto Components		6,101,074

Automobiles—0.5%
Ford Motor Co. (a)	715,944	9,872,868
Harley-Davidson, Inc.	44,260	1,813,332

Total Automobiles		11,686,200

Distributors—0.1%
Genuine Parts Co. (b)	29,575	1,608,880

Total Distributors		1,608,880

Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (a)	22,888	999,748
DeVry, Inc.	11,735	693,890
H&R Block, Inc. (b)	56,996	914,216

Total Diversified Consumer Services		2,607,854

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	81,130	3,052,922
Chipotle Mexican Grill, Inc. (a)	5,854	1,804,144
Darden Restaurants, Inc.	25,817	1,284,654
International Game Technology (b)	56,751	997,683
Marriott International, Inc., Class A (b)	53,734	1,907,020
McDonald’s Corp.	195,724	16,503,448
Starbucks Corp.	141,260	5,578,357
Starwood Hotels & Resorts Worldwide, Inc.	36,731	2,058,405
Wyndham Worldwide Corp. (b)	32,349	1,088,544
Wynn Resorts Ltd.	14,288	2,050,899
Yum! Brands, Inc. (a)(b)	87,869	4,853,884

Total Hotels, Restaurants, & Leisure		41,179,960

Household Durables—0.4%
D.R. Horton, Inc.	53,370	614,822
Fortune Brands, Inc.	29,144	1,858,513
Harman International Industries, Inc.	13,232	602,982
Leggett & Platt, Inc.	27,087	660,381
Lennar Corp., Class A (b)	30,519	553,920
Newell Rubbermaid, Inc.	54,155	854,566
Pulte Homes, Inc. (a)	64,217	491,902
Stanley Black & Decker, Inc.	31,730	2,286,147
Whirlpool Corp.	14,211	1,155,639

Total Household Durables		9,078,872

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (a)	67,321	13,766,472
Expedia, Inc. (b)	37,291	1,081,066
NetFlix, Inc. (a)	8,254	2,168,243
priceline.com, Inc. (a)(b)	9,355	4,789,105

Total Internet & Catalog Retail		21,804,886

Leisure Equipment & Products—0.1%
Hasbro, Inc. (b)	25,606	1,124,871
Mattel, Inc. (b)	65,438	1,798,891

Total Leisure Equipment & Products		2,923,762

Media—3.3%
CBS Corp., Class B	126,404	3,601,250
Cablevision Systems Corp.	43,597	1,578,647
Comcast Corp., Class A	521,857	13,223,856
DIRECTV, Class A (a)	144,915	7,364,580
Discovery Communications, Inc. (a)	52,439	2,147,902
Gannett Co., Inc.	45,522	651,875
Interpublic Group of Cos., Inc.	91,329	1,141,613
The McGraw-Hill Cos., Inc.	57,657	2,416,405
News Corp., Class A (b)	430,702	7,623,425
Omnicom Group, Inc. (b)	52,953	2,550,217
Scripps Networks Interactive, Inc., Class A (b)	17,206	841,029
Time Warner Cable, Inc. (b)	63,523	4,957,335
Time Warner, Inc.	202,104	7,350,523
Viacom, Inc., Class B	110,471	5,634,021
The Walt Disney Co.	356,410	13,914,246
The Washington Post Co., Class B (b)	1,001	419,369

Total Media		75,416,293

Multiline Retail—1.5%
Big Lots, Inc. (a)	14,333	475,139
Family Dollar Stores, Inc. (b)	23,190	1,218,866
J.C. Penney Co., Inc. (b)	40,399	1,395,382
Kohl’s Corp.	53,136	2,657,331
Macy’s, Inc.	80,363	2,349,814
Nordstrom, Inc.	31,439	1,475,747
Sears Holdings Corp. (a)(b)	8,255	589,737
Target Corp.	130,088	6,102,428
Wal-Mart Stores, Inc. (b)	360,251	19,143,738

Total Multiline Retail		35,408,182

Specialty Retail—1.9%
Abercrombie & Fitch Co., Class A	16,619	1,112,143
AutoNation, Inc. (a)(b)	12,174	445,690
AutoZone, Inc. (a)	4,791	1,412,626
Bed Bath & Beyond, Inc. (a)	47,103	2,749,402
Best Buy Co., Inc. (b)	60,778	1,909,037
CarMax, Inc. (a)	42,226	1,396,414
GameStop Corp., Class A (a)(b)	26,928	718,170
The Gap, Inc. (b)	74,070	1,340,667
The Home Depot, Inc.	300,422	10,881,285
Limited Brands, Inc. (b)	47,748	1,835,911
Lowe’s Cos., Inc.	245,810	5,729,831

Appendix	63

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2011 (Unaudited)

	Shares	Value

(Common Stocks continued)
O’Reilly Automotive, Inc. (a)(b)	26,107	$1,710,269
Ross Stores, Inc.	22,077	1,768,809
The Sherwin-Williams Co. (b)	16,672	1,398,281
Staples, Inc.	135,257	2,137,061
The TJX Cos., Inc.	72,939	3,831,486
Tiffany & Co.	24,042	1,887,778
Urban Outfitters, Inc. (a)(b)	23,780	669,407

Total Specialty Retail		42,934,267

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc. (b)	55,603	3,554,700
NIKE, Inc., Class B	71,604	6,442,928
Polo Ralph Lauren Corp.	12,102	1,604,846
VF Corp. (b)	16,474	1,788,417

Total Textiles, Apparel, & Luxury Goods		13,390,891

Total Consumer Discretionary		264,141,121

CONSUMER STAPLES—9.7%
Beverages—2.5%
Brown-Forman Corp., Class B (b)	19,287	1,440,546
The Coca-Cola Co. (b)	431,608	29,042,902
Coca-Cola Enterprises, Inc.	61,279	1,788,121
Constellation Brands, Inc. (a)	33,487	697,199
Dr Pepper Snapple Group, Inc. (b)	42,092	1,764,918
Molson Coors Brewing Co., Class B (b)	29,742	1,330,657
PepsiCo, Inc.	298,186	21,001,240

Total Beverages		57,065,583

Food & Staples Retailing—1.5%
CVS Caremark Corp. (b)	255,851	9,614,881
Costco Wholesale Corp.	82,336	6,688,977
The Kroger Co.	114,635	2,842,948
SUPERVALU, Inc. (b)	40,825	384,163
Safeway, Inc.	67,065	1,567,309
Sysco Corp. (b)	110,194	3,435,849
Walgreen Co.	172,767	7,335,687
Whole Foods Market, Inc. (b)	28,110	1,783,579

Total Food & Staples Retailing		33,653,393

Food Products—1.6%
Archer Daniels Midland Co.	128,811	3,883,652
Campbell Soup Co. (b)	34,068	1,177,049
ConAgra Foods, Inc.	77,373	1,996,997
Dean Foods Co. (a)	35,265	432,702
General Mills, Inc. (b)	120,299	4,477,529
H.J. Heinz Co. (b)	60,500	3,223,440
The Hershey Co.	28,989	1,648,025
Hormel Foods Corp. (b)	26,295	783,854
The J.M. Smucker Co.	21,959	1,678,546
Kellogg Co. (b)	47,360	2,619,955
Kraft Foods, Inc., Class A	331,374	11,674,306
McCormick & Co., Inc. (b)	24,837	1,231,170
Sara Lee Corp.	110,679	2,101,794
Tyson Foods, Inc., Class A	56,713	1,101,366

Total Food Products		38,030,385

Household Products—2.1%
Colgate-Palmolive Co.	92,262	8,064,621
The Clorox Co. (b)	25,242	1,702,321
Kimberly-Clark Corp.	74,182	4,937,554
The Procter & Gamble Co.	526,403	33,463,439

Total Household Products		48,167,935

Personal Products—0.3%
Avon Products, Inc.	80,801	2,262,428
The Estee Lauder Cos., Inc., Class A	21,529	2,264,636
Mead Johnson Nutrition Co.	38,464	2,598,243

Total Personal Products		7,125,307

Tobacco—1.7%
Altria Group, Inc.	394,613	10,421,729
Lorillard, Inc.	27,158	2,956,692
Philip Morris International, Inc.	335,429	22,396,594
Reynolds American, Inc.	63,578	2,355,565

Total Tobacco		38,130,580

Total Consumer Staples		222,173,183

ENERGY—12.5%
Energy Equipment & Services—2.3%
Baker Hughes, Inc.	81,914	5,943,680
Cameron International Corp. (a)	46,015	2,314,094
Diamond Offshore Drilling, Inc. (b)	12,946	911,528
FMC Technologies, Inc. (a)(b)	45,640	2,044,215
Halliburton Co.	172,469	8,795,919
Helmerich & Payne, Inc. (b)	20,246	1,338,665
Nabors Industries Ltd. (a)	53,690	1,322,922
National Oilwell Varco, Inc.	79,733	6,235,918
Noble Corp.	47,431	1,869,256
Rowan Cos., Inc. (a)	24,090	934,933
Schlumberger Ltd.	255,800	22,101,120

Total Energy Equipment & Services		53,812,250

Oil, Gas & Consumable Fuels—10.2%
Alpha Natural Resources, Inc. (a)	42,551	1,933,517
Anadarko Petroleum Corp.	93,770	7,197,785
Apache Corp.	72,277	8,918,259
Cabot Oil & Gas Corp.	19,766	1,310,683
Chesapeake Energy Corp.	123,621	3,670,307
Chevron Corp.	379,019	38,978,314
ConocoPhillips	266,619	20,047,083
CONSOL Energy, Inc.	42,534	2,062,048
Denbury Resources, Inc. (a)	75,348	1,506,960
Devon Energy Corp.	79,847	6,292,742
EOG Resources, Inc.	50,587	5,288,871
El Paso Corp.	144,843	2,925,829

64	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2011 (Unaudited)

	Shares	Value

(Common Stocks continued)
Exxon Mobil Corp.	928,925	$75,595,916
Hess Corp.	56,974	4,259,376
Marathon Oil Corp.	134,213	7,070,341
Murphy Oil Corp.	36,573	2,401,383
Newfield Exploration Co. (a)	24,938	1,696,283
Noble Energy, Inc.	33,278	2,982,707
Occidental Petroleum Corp.	153,244	15,943,506
Peabody Energy Corp.	50,861	2,996,222
Pioneer Natural Resources Co.	21,894	1,961,046
QEP Resources, Inc.	32,999	1,380,348
Range Resources Corp. (b)	30,138	1,672,659
Southwestern Energy Co. (a)	65,376	2,803,323
Spectra Energy Corp. (b)	122,686	3,362,823
Sunoco, Inc.	22,987	958,788
Tesoro Corp. (a)(b)	27,192	622,969
Valero Energy Corp.	107,788	2,756,139
The Williams Cos., Inc.	110,906	3,354,907

Total Oil, Gas, & Consumable Fuels		231,951,134

Total Energy		285,763,384

FINANCIALS—14.9%
Capital Markets—2.3%
Ameriprise Financial, Inc.	45,805	2,642,032
The Bank of New York Mellon Corp.	234,183	5,999,768
BlackRock, Inc. (c)	18,109	3,473,487
The Charles Schwab Corp. (b)	189,008	3,109,182
E*Trade Financial Corp. (a)	47,254	652,105
Federated Investors, Inc., Class B (b)	17,586	419,250
Franklin Resources, Inc.	27,257	3,578,572
The Goldman Sachs Group, Inc.	97,672	12,999,167
Invesco Ltd.	87,425	2,045,745
Janus Capital Group, Inc.	35,433	334,488
Legg Mason, Inc.	28,370	929,401
Morgan Stanley	291,424	6,705,666
Northern Trust Corp.	45,516	2,091,915
State Street Corp.	94,973	4,282,333
T Rowe Price Group, Inc.	49,041	2,959,134

Total Capital Markets		52,222,245

Commercial Banks—2.7%
BB&T Corp.	131,336	3,525,058
Comerica, Inc.	33,032	1,141,916
Fifth Third Bancorp	172,542	2,199,910
First Horizon National Corp.	50,018	477,172
Huntington Bancshares, Inc.	161,038	1,056,409
KeyCorp	178,926	1,490,454
M&T Bank Corp.	23,630	2,078,258
Marshall & Ilsley Corp.	100,683	802,443
PNC Financial Services Group, Inc. (b)(c)	99,186	5,912,477
Regions Financial Corp.	236,148	1,464,118
SunTrust Banks, Inc.	101,121	2,608,922
U.S. Bancorp	363,162	9,264,263
Wells Fargo & Co.	997,181	27,980,899
Zions BanCorp. (b)	34,760	834,588

Total Commercial Banks		60,836,887

Consumer Finance—0.8%
American Express Co.	197,146	10,192,448
Capital One Financial Corp.	86,510	4,469,972
Discover Financial Services	102,507	2,742,062
SLM Corp.	98,757	1,660,105

Total Consumer Finance		19,064,587

Diversified Financial Services—3.7%
Bank of America Corp.	1,910,353	20,937,469
CME Group, Inc.	12,598	3,673,451
Citigroup, Inc.	550,627	22,928,108
IntercontinentalExchange, Inc. (a)	13,771	1,717,381
JPMorgan Chase & Co.	749,190	30,671,839
Leucadia National Corp. (b)	37,065	1,263,916
Moody’s Corp. (b)	37,418	1,434,980
The NASDAQ OMX Group, Inc. (a)	28,443	719,608
NYSE Euronext	49,106	1,682,863

Total Diversified Financial Services		85,029,615

Insurance—3.7%
ACE Ltd.	63,575	4,184,506
Aon Corp.	62,616	3,212,201
Aflac, Inc.	88,387	4,125,905
The Allstate Corp. (b)	98,836	3,017,463
American International Group, Inc. (a)	82,331	2,413,945
Assurant, Inc.	18,391	667,042
Berkshire Hathaway, Inc., Class B (a)	326,401	25,260,173
Chubb Corp.	55,177	3,454,632
Cincinnati Financial Corp. (b)	30,959	903,384
Genworth Financial, Inc., Class A (a)	91,567	941,309
Hartford Financial Services Group, Inc.	83,612	2,204,848
Lincoln National Corp.	59,326	1,690,198
Loews Corp.	58,612	2,466,979
Marsh & McLennan Cos., Inc. (b)	103,185	3,218,340
MetLife, Inc.	199,239	8,740,615
Principal Financial Group, Inc. (b)	60,304	1,834,448
The Progressive Corp.	123,087	2,631,600
Prudential Financial, Inc. (b)	91,966	5,848,118
Torchmark Corp.	14,411	924,322
The Travelers Cos., Inc.	79,098	4,617,741
Unum Group	58,007	1,478,018
XL Group Plc	58,266	1,280,687

Total Insurance		85,116,474

Appendix	65

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2011 (Unaudited)

	Shares	Value

(Common Stocks continued)

Real Estate Investment Trusts (REITs)—1.5%
Apartment Investment & Management Co.	22,435	$572,766
AvalonBay Communities, Inc.	16,442	2,111,153
Boston Properties, Inc.	27,425	2,911,438
Equity Residential	55,605	3,336,300
HCP, Inc.	76,481	2,806,088
Health Care REIT, Inc.	33,458	1,754,203
Host Hotels & Resorts, Inc. (b)	129,201	2,189,957
Kimco Realty Corp.	76,077	1,418,075
Plum Creek Timber Co., Inc. (b)	30,282	1,227,632
ProLogis, Inc.	79,648	2,854,584
Public Storage	26,274	2,995,499
Simon Property Group, Inc.	55,364	6,434,958
Ventas, Inc. (b)	30,575	1,611,608
Vornado Realty Trust	30,949	2,883,828

Total Real Estate Investment Trusts (REITs)		35,108,089

Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc., Class A (a)	54,589	1,370,730

Total Real Estate Management & Development		1,370,730

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	100,039	819,319
People’s United Financial, Inc. (b)	68,692	923,221

Total Thrifts & Mortgage Finance		1,742,540

Total Financials		340,491,167

HEALTH CARE—11.5%
Biotechnology—1.2%
Amgen, Inc. (a)	175,263	10,226,596
Biogen Idec, Inc. (a)	45,531	4,868,175
Celgene Corp. (a)	87,388	5,271,244
Cephalon, Inc. (a)	14,469	1,156,073
Gilead Sciences, Inc. (a)	148,574	6,152,449

Total Biotechnology		27,674,537

Health Care Equipment & Supplies—2.0%
Baxter International, Inc.	107,665	6,426,524
Becton Dickinson & Co.	41,327	3,561,148
Boston Scientific Corp. (a)	286,412	1,979,107
C.R. Bard, Inc. (b)	16,139	1,773,031
CareFusion Corp. (a)	41,661	1,131,929
Covidien PLC	93,418	4,972,640
DENTSPLY International, Inc. (b)	26,998	1,028,084
Edwards Lifesciences Corp. (a)	21,561	1,879,688
Hospira, Inc. (a)	31,665	1,794,139
Intuitive Surgical, Inc. (a)	7,400	2,753,614
Medtronic, Inc. (b)	201,562	7,766,184
St. Jude Medical, Inc.	61,947	2,953,633
Stryker Corp.	62,905	3,691,894
Varian Medical Systems, Inc. (a)	22,200	1,554,444
Zimmer Holdings, Inc. (a)	36,121	2,282,847

Total Health Care Equipment & Supplies		45,548,906

Health Care Providers & Services—2.2%
Aetna, Inc.	71,713	3,161,826
AmerisourceBergen Corp. (b)	51,533	2,133,466
CIGNA Corp. (b)	50,994	2,622,621
Cardinal Health, Inc.	66,212	3,007,349
Coventry Health Care, Inc. (a)	27,865	1,016,237
DaVita, Inc. (a)	18,023	1,560,972
Express Scripts, Inc. (a)(b)	99,780	5,386,124
Humana, Inc. (b)	31,688	2,552,152
Laboratory Corp. of America Holdings (a)(b)	18,961	1,835,235
McKesson Corp. (b)	47,554	3,977,892
Medco Health Solutions, Inc. (a)	75,506	4,267,599
Patterson Cos., Inc. (b)	18,026	592,875
Quest Diagnostics, Inc. (b)	29,622	1,750,660
Tenet Healthcare Corp. (a)	90,436	564,321
UnitedHealth Group, Inc.	204,424	10,544,190
WellPoint, Inc.	69,319	5,460,258

Total Health Care Providers & Services		50,433,777

Health Care Technology—0.1%
Cerner Corp. (a)(b)	27,228	1,663,903

Total Health Care Technology		1,663,903

Life Sciences Tools & Services—0.4%
Life Technologies Corp. (a)	33,814	1,760,695
PerkinElmer, Inc.	21,536	579,534
Thermo Fisher Scientific, Inc. (a)	72,377	4,660,355
Waters Corp. (a)	17,337	1,659,844

Total Life Sciences Tools & Services		8,660,428

Pharmaceuticals—5.6%
Abbott Laboratories	293,013	15,418,344
Allergan, Inc.	57,461	4,783,628
Bristol-Myers Squibb Co.	321,569	9,312,638
Eli Lilly & Co.	192,027	7,206,774
Forest Laboratories, Inc. (a)	53,729	2,113,699
Johnson & Johnson	516,814	34,378,467
Merck & Co., Inc.	581,911	20,535,639
Mylan, Inc. (a)	83,055	2,048,967
Pfizer, Inc.	1,490,134	30,696,761
Watson Pharmaceuticals, Inc. (a)	23,859	1,639,829

Total Pharmaceuticals		128,134,746

Total Health Care		262,116,297

66	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2011 (Unaudited)

	Shares	Value

(Common Stocks continued)

INDUSTRIALS—11.2%
Aerospace & Defense—2.8%
The Boeing Co.	139,167	$10,288,616
General Dynamics Corp.	70,058	5,220,722
Goodrich Corp.	23,616	2,255,328
Honeywell International, Inc.	148,344	8,839,819
ITT Corp. (b)	34,538	2,035,324
L-3 Communications Holdings, Inc. (b)	20,094	1,757,220
Lockheed Martin Corp. (b)	53,676	4,346,146
Northrop Grumman Corp. (b)	55,150	3,824,653
Precision Castparts Corp.	27,110	4,463,661
Raytheon Co. (b)	67,203	3,350,070
Rockwell Collins, Inc.	29,159	1,798,819
United Technologies Corp. (b)	172,658	15,281,960

Total Aerospace & Defense		63,462,338

Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc.	30,819	2,429,770
Expeditors International of Washington, Inc. (b)	39,896	2,042,276
FedEx Corp.	59,486	5,642,247
United Parcel Service, Inc., Class B (b)	185,915	13,558,781

Total Air Freight & Logistics		23,673,074

Airlines—0.1%
Southwest Airlines Co. (b)	149,012	1,701,717

Total Airlines		1,701,717

Building Products—0.0%
Masco Corp. (b)	68,016	818,232

Total Building Products		818,232

Commercial Services & Supplies—0.5%
Avery Dennison Corp.	19,911	769,162
Cintas Corp. (b)	24,008	792,984
Iron Mountain, Inc. (b)	38,012	1,295,829
Pitney Bowes, Inc. (b)	38,705	889,828
R.R. Donnelley & Sons Co. (b)	35,717	700,411
Republic Services, Inc. (b)	57,693	1,779,829
Stericycle, Inc. (a)	16,234	1,446,774
Waste Management, Inc. (b)	89,385	3,331,379

Total Commercial Services & Supplies		11,006,196

Construction & Engineering—0.2%
Fluor Corp.	32,866	2,125,116
Jacobs Engineering Group, Inc. (a)(b)	23,616	1,021,392
Quanta Services, Inc. (a)	40,932	826,826

Total Construction & Engineering		3,973,334

Electrical Equipment—0.6%
Emerson Electric Co. (b)	141,744	7,973,100
First Solar, Inc. (a)(b)	10,154	1,343,070
Rockwell Automation, Inc. (b)	27,174	2,357,616
Roper Industries, Inc.	18,135	1,510,645

Total Electrical Equipment		13,184,431

Industrial Conglomerates—2.4%
3M Co.	134,007	12,710,564
General Electric Co.	1,999,558	37,711,664
Textron, Inc. (b)	51,697	1,220,566
Tyco International Ltd.	88,567	4,377,867

Total Industrial Conglomerates		56,020,661

Machinery—2.4%
Caterpillar, Inc. (b)	121,485	12,933,293
Cummins, Inc.	36,976	3,826,646
Danaher Corp.	102,618	5,437,728
Deere & Co. (b)	79,140	6,525,093
Dover Corp. (b)	35,071	2,377,814
Eaton Corp. (b)	64,419	3,314,358
Flowserve Corp.	10,433	1,146,482
Illinois Tool Works, Inc. (b)	94,235	5,323,335
Ingersoll-Rand Plc	62,417	2,834,356
Joy Global, Inc.	19,702	1,876,418
PACCAR, Inc. (b)	68,676	3,508,657
Pall Corp.	21,965	1,235,092
Parker Hannifin Corp.	30,433	2,731,057
Snap-on, Inc. (b)	11,070	691,654

Total Machinery		53,761,983

Professional Services—0.1%
Dun & Bradstreet Corp.	9,465	714,986
Equifax, Inc.	23,312	809,393
Monster Worldwide, Inc. (a)	24,861	364,462
Robert Half International, Inc. (b)	27,200	735,216

Total Professional Services		2,624,057

Road & Rail—0.9%
CSX Corp.	208,860	5,476,309
Norfolk Southern Corp.	66,655	4,994,459
Ryder System, Inc.	9,748	554,174
Union Pacific Corp.	92,492	9,656,165

Total Road & Rail		20,681,107

Trading Companies & Distributors—0.2%
Fastenal Co. (b)	55,398	1,993,774
W.W. Grainger, Inc. (b)	10,938	1,680,624

Total Trading Companies & Distributors		3,674,398

Total Industrials		254,581,528

INFORMATION TECHNOLOGY—17.8%
Communications Equipment—2.0%
Cisco Systems, Inc.	1,037,538	16,195,968
F5 Networks, Inc. (a)	15,323	1,689,361
Harris Corp. (b)	23,899	1,076,889
JDS Uniphase Corp. (a)	42,587	709,499
Juniper Networks, Inc. (a)	100,554	3,167,451

Appendix	67

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2011 (Unaudited)

	Shares	Value

(Common Stocks continued)
Motorola Mobility Holdings, Inc. (a)	55,893	$1,231,882
Motorola Solutions, Inc. (a)	63,957	2,944,580
QUALCOMM, Inc.	314,745	17,874,369
Tellabs, Inc.	68,814	317,232

Total Communications Equipment		45,207,231

Computers & Peripherals—6.0%
Apple, Inc. (a)	174,359	58,527,085
Dell, Inc. (a)	309,999	5,167,683
EMC Corp. (a)(b)	388,041	10,690,530
Hewlett-Packard Co.	391,287	14,242,847
International Business Machines Corp.	228,420	39,185,451
Lexmark International, Inc., Class A (a)	14,930	436,852
NetApp, Inc. (a)	69,155	3,650,001
SanDisk Corp. (a)	44,977	1,866,545
Teradata Corp. (a)	31,916	1,921,343
Western Digital Corp. (a)	43,478	1,581,730

Total Computers & Peripherals		137,270,067

Electronic Equipment, Instruments & Components—0.6%
Agilent Technologies, Inc. (a)	65,565	3,351,027
Amphenol Corp., Class A	33,035	1,783,560
Corning, Inc.	295,854	5,369,750
FLIR Systems, Inc.	29,723	1,001,962
Jabil Circuit, Inc. (b)	37,239	752,228
Molex, Inc. (b)	26,235	676,076

Total Electronic Equipment, Instruments, & Components		12,934,603

Internet Software & Services—1.6%
Akamai Technologies, Inc. (a)	35,014	1,101,890
eBay, Inc. (a)	215,466	6,953,088
Google, Inc., Class A (a)	47,389	23,996,842
VeriSign, Inc.	31,784	1,063,493
Yahoo!, Inc. (a)	246,141	3,701,961

Total Internet Software & Services		36,817,274

IT Services—1.4%
Automatic Data Processing, Inc.	94,167	4,960,718
Cognizant Technology Solutions Corp., Class A (a)	57,185	4,193,948
Computer Sciences Corp.	29,051	1,102,776
Fidelity National Information Services, Inc.	50,646	1,559,390
Fiserv, Inc. (a)	27,076	1,695,770
MasterCard, Inc., Class A	17,780	5,357,825
Paychex, Inc. (b)	60,512	1,858,929
SAIC, Inc. (a)(b)	53,029	891,948
Total System Services, Inc. (b)	30,855	573,286
Visa, Inc., Class A (b)	90,406	7,617,609
The Western Union Co.	119,561	2,394,807

Total IT Services		32,207,006

Office Electronics—0.1%
Xerox Corp. (b)	263,086	2,738,725

Total Office Electronics		2,738,725

Semiconductors & Semiconductor Equipment—2.4%
Advanced Micro Devices, Inc. (a)(b)	109,321	764,154
Altera Corp.	60,690	2,812,981
Analog Devices, Inc.	56,329	2,204,717
Applied Materials, Inc.	248,024	3,226,792
Broadcom Corp., Class A (a)	90,030	3,028,609
Intel Corp.	1,000,036	22,160,798
KLA-Tencor Corp.	31,333	1,268,360
LSI Corp. (a)	114,032	811,908
Linear Technology Corp.	43,125	1,423,987
MEMC Electronic Materials, Inc. (a)	43,740	373,102
Microchip Technology, Inc. (b)	35,836	1,358,543
Micron Technology, Inc. (a)	161,132	1,205,267
NVIDIA Corp. (a)	113,010	1,800,814
National Semiconductor Corp.	45,798	1,127,089
Novellus Systems, Inc. (a)(b)	17,128	619,006
Teradyne, Inc. (a)(b)	35,201	520,975
Texas Instruments, Inc.	219,160	7,195,023
Xilinx, Inc. (b)	49,999	1,823,464

Total Semiconductors & Semiconductor Equipment		53,725,589

Software—3.7%
Adobe Systems, Inc. (a)	95,143	2,992,247
Autodesk, Inc. (a)	43,569	1,681,764
BMC Software, Inc. (a)	33,532	1,834,201
CA, Inc.	71,829	1,640,574
Citrix Systems, Inc. (a)	35,536	2,842,880
Compuware Corp. (a)	41,170	401,819
Electronic Arts, Inc. (a)	62,483	1,474,599
Intuit, Inc. (a)	51,603	2,676,132
Microsoft Corp. (b)	1,399,118	36,377,068
Oracle Corp.	734,631	24,176,706
Red Hat, Inc. (a)	36,218	1,662,406
Salesforce.com, Inc. (a)	22,702	3,382,144
Symantec Corp. (a)	142,414	2,808,404

Total Software		83,950,944

Total Information Technology		404,851,439

MATERIALS—3.7%
Chemicals—2.1%
Air Products & Chemicals, Inc.	40,029	3,825,972
Airgas, Inc.	13,276	929,851
CF Industries Holdings, Inc.	13,399	1,898,236
The Dow Chemical Co. (b)	221,579	7,976,844
E.I. du Pont de Nemours & Co. (b)	175,055	9,461,723
Eastman Chemical Co.	13,266	1,354,061
Ecolab, Inc. (b)	43,743	2,466,230

68	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2011 (Unaudited)

	Shares	Value

(Common Stocks continued)
FMC Corp. (b)	13,410	$1,153,528
International Flavors & Fragrances, Inc. (b)	15,243	979,210
Monsanto Co.	100,880	7,317,835
PPG Industries, Inc.	29,901	2,714,712
Praxair, Inc. (b)	57,306	6,211,397
Sigma-Aldrich Corp.	22,847	1,676,513

Total Chemicals		47,966,112

Construction Materials—0.0%
Vulcan Materials Co. (b)	24,079	927,764

Total Construction Materials		927,764

Containers & Packaging—0.2%
Ball Corp. (b)	31,578	1,214,490
Bemis Co., Inc. (b)	20,352	687,491
Owens-Illinois, Inc. (a)	31,095	802,562
Sealed Air Corp.	30,256	719,790

Total Containers & Packaging		3,424,333

Metals & Mining—1.1%
AK Steel Holding Corp. (b)	20,937	329,967
Alcoa, Inc.	199,770	3,168,352
Allegheny Technologies, Inc.	19,962	1,266,988
Cliffs Natural Resources, Inc. (b)	27,240	2,518,338
Freeport-McMoRan Copper & Gold, Inc.	178,562	9,445,930
Newmont Mining Corp.	93,108	5,025,039
Nucor Corp. (b)	59,388	2,447,973
Titanium Metals Corp.	17,365	318,127
United States Steel Corp. (b)	26,935	1,240,087

Total Metals & Mining		25,760,801

Paper & Forest Products—0.3%
International Paper Co. (b)	82,671	2,465,249
MeadWestvaco Corp.	31,978	1,065,187
Weyerhaeuser Co.	100,991	2,207,664

Total Paper & Forest Products		5,738,100

Total Materials		83,817,110

TELECOMMUNICATION SERVICES—3.1%

Diversified Telecommunication Services—2.7%
AT&T, Inc. (b)	1,116,531	35,070,239
CenturyLink, Inc.	113,126	4,573,684
Frontier Communications Corp. (b)	186,283	1,503,304
Verizon Communications, Inc. (b)	533,357	19,856,881
Windstream Corp. (b)	95,937	1,243,343

Total Diversified Telecommunication Services		62,247,451

Wireless Telecommunication Services—0.4%
American Tower Corp., Class A (a)	74,744	3,911,353
MetroPCS Communications, Inc. (a)	50,122	862,600
Sprint Nextel Corp. (a)	562,179	3,030,145

Total Wireless Telecommunication Services		7,804,098

Total Telecommunication Services		70,051,549

UTILITIES—3.4%
Electric Utilities—1.8%
American Electric Power Co., Inc.	90,922	3,425,941
Duke Energy Corp.	250,917	4,724,767
Edison International (b)	61,255	2,373,631
Entergy Corp. (b)	33,661	2,298,373
Exelon Corp.	124,894	5,350,459
FirstEnergy Corp.	78,620	3,471,073
NextEra Energy, Inc.	79,512	4,568,760
Northeast Utilities (b)	33,534	1,179,391
PPL Corp.	108,720	3,025,678
Pepco Holdings, Inc. (b)	42,749	839,163
Pinnacle West Capital Corp.	20,661	921,067
Progress Energy, Inc.	55,606	2,669,644
Southern Co.	160,035	6,462,213

Total Electric Utilities		41,310,160

Gas Utilities—0.1%
EQT Corp.	27,934	1,467,094
Nicor, Inc.	8,697	476,074
Oneok, Inc.	20,030	1,482,420

Total Gas Utilities		3,425,588

Independent Power Producers & Energy Traders—0.2%
The AES Corp. (a)	124,234	1,582,741
Constellation Energy Group, Inc.	37,868	1,437,469
NRG Energy, Inc. (a)	45,753	1,124,609

Total Independent Power Producers & Energy Traders		4,144,819

Multi-Utilities—1.3%
Ameren Corp.	45,689	1,317,671
CMS Energy Corp.	47,889	942,934
Centerpoint Energy, Inc.	79,566	1,539,602
Consolidated Edison, Inc. (b)	55,270	2,942,575
DTE Energy Co.	31,778	1,589,536
Dominion Resources, Inc. (b)	108,713	5,247,576
Integrys Energy Group, Inc.	14,816	768,061
NiSource, Inc. (b)	53,050	1,074,262
PG&E Corp.	74,969	3,150,947
Public Service Enterprise Group, Inc.	95,131	3,105,076
SCANA Corp. (b)	21,616	851,022
Sempra Energy	45,216	2,391,022
TECO Energy, Inc. (b)	40,813	770,958

Appendix	69

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2011 (Unaudited)

	Shares	Value

(Common Stocks continued)
Wisconsin Energy Corp. (b)	43,748	$1,371,500
Xcel Energy, Inc. (b)	91,573	2,225,224

Total Multi-Utilities		29,287,966

Total Utilities		78,168,533

Total Long-Term Investments (Cost $1,834,148,007)		2,266,155,311

SHORT-TERM SECURITIES

(8.5% of net assets)

MONEY MARKET FUNDS—8.5%
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.16% (c)(d)(e)	169,237,280	169,237,280
Prime, SL Agency Shares, 0.17% (c)(d)(e)	23,887,779	23,887,779

Total Money Market Funds		193,125,059

	Par
	(000)

U.S. TREASURY OBLIGATIONS—0.0%
U.S. Treasury Bill, 0.02%, 9/21/11 (f)(g)	$900	899,948

Total U.S. Treasury Obligations		899,948

Total Short-Term Securities (Cost $194,025,028)		194,025,007

TOTAL INVESTMENTS BEFORE SHORT POSITIONS (Cost $2,028,173,035*) — 108.0%		2,460,180,318

	Shares	Value

SHORT POSITIONS (h) — 0.0%
AMC Networks, Inc., Class A (a)	10,899	$(474,107)

Total Short Positions (Proceeds Received — $474,070)		(474,107)

Total Investments Net of Short Positions — 108.0%		2,459,706,211

LIABILITIES IN EXCESS OF OTHER ASSETS — (8.0)%		(181,071,541)

NET ASSETS — 100%		$2,278,634,670

*	The cost and unrealized appreciation (depreciation) of investments before short positions as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,093,183,788

Gross unrealized appreciation	$628,022,599
Gross unrealized depreciation	(261,026,069)

Net unrealized appreciation	$366,996,530

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Shares Held at	Shares	Shares	Shares Held at	Value at	Realized
Affiliate	December 31, 2010	Purchased	Sold	June 30, 2011	June 30, 2011	Loss	Income

BlackRock Cash Funds: Institutional, SL Agency Shares	350,818,795	—	(181,581,515)[1]	169,237,280	$169,237,280	$—	$343,386
BlackRock Cash Funds: Prime, SL Agency Shares	53,051,433	—	(29,163,654)[1]	23,887,779	$23,887,779	$—	$46,513
BlackRock Inc	—	18,294	(185)	18,109	$3,473,487	$(339)	$24,710
PNC Financial Services Group, Inc	98,114	2,110	(1,038)	99,186	$5,912,477	$(10,502)	$44,384

[1]	Represents net activity

(d)	Represents the current yield as of report date.
(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(f)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rate shown is the yield to maturity as of the date of purchase.
(h)	In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•	For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2011 were as follows:

					Unrealized
Contracts	Issue	Exchange	Expiration	Notional Value	Appreciation

191	S&P 500 Index	Chicago	September 2011	$12,563,025	$324,595

70	Appendix

The accompanying notes are an integral part of these financial statements.

 PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)
 June 30, 2011 (Unaudited)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and does not necessarily correspond to the Master Portfolio’s perceived risk investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

VALUATION INPUTS	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,266,155,311	$—	$—	$2,266,155,311
Short-Term Securities:
Money Market Funds	193,125,059	—	—	193,125,059
U.S. Government Obligations	—	899,948	—	899,948
Liabilities:
Investments:
Investments Sold Short:	(474,107)	—	—	(474,107)

Total	$2,458,806,263	$899,948	$—	$2,459,706,211

	Derivative Financial Instruments[2]
VALUATION INPUTS	Level 1	Level 2	Level 3	Total

Assets:

Equity contracts	$324,595	—	—	$324,595

[1]	See above Schedule of Investments for values in each sector and industry.

[2]	Derivative financial instruments are financial future contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

Appendix	71

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Stock Master Portfolio
June 30, 2011 (Unaudited)

ASSETS

Investments at value — unaffiliated (including securities loaned of $180,552,956) (cost — $1,825,826,289)	$2,257,669,295
Investments at value — affiliated (cost $202,346,746)	202,511,023
Investments sold receivable	741,439
Dividends receivable	2,881,267
Securities lending income receivable — affiliated	16,368
Interest receivable	38
Margin variation receivable	100,334

Total assets	2,463,919,764

LIABILITIES

Collateral on securities loaned at value	184,710,940
Short positions at value (proceeds — $474,070)	474,107
Investment advisory fees payable	70,582
Professional fees payable	17,277
Trustees’ fees payable	12,188

Total liabilities	185,285,094

NET ASSETS	$2,278,634,670

NET ASSETS CONSIST OF

Investors’ capital	1,846,302,829
Net unrealized appreciation/depreciation	432,331,841

NET ASSETS	$2,278,634,670

72	Appendix

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS: S&P 500 Stock Master Portfolio
Six Months Ended June 30, 2011 (Unaudited)

INVESTMENT INCOME

Dividends — unaffiliated	$22,068,648
Securities lending — affiliated	359,656
Income — affiliated	99,337
Interest	1,725

Total income	22,529,366

EXPENSES

Investment advisory	562,859
Professional	23,607
Independent Trustees	38,121

Total expenses	624,587

Less fees waived by advisor	(61,728)

Total expenses after fees waived	562,859

NET INVESTMENT INCOME	21,966,507

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
Investments	(643,462)
Investments — affiliated	(10,841)
Financial futures contracts	690,531

NET REALIZED GAIN (LOSS)	36,228

Net change in unrealized appreciation/depreciation on:
Investments	108,556,437
Financial futures contracts	(349,899)
Short positions	(37)

NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION	108,206,501

TOTAL REALIZED AND UNREALIZED GAIN	108,242,729

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,209,236

Appendix	73

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Stock Master Portfolio

	Six Months	For the
	Ended June 30,	Year Ended
	2011	December 31,
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)	2010

Operations
Net investment income	$21,966,507	$40,499,948
Net realized gain (loss)	36,228	(97,772,658)
Net change in unrealized appreciation/depreciation	108,206,501	343,783,895

Net increase in net assets resulting from operations	130,209,236	286,511,185

Capital Transactions
Proceeds from contributions	115,264,568	253,464,019
Fair value of withdrawals	(125,555,915)	(430,320,410)

Net decrease in net assets derived from capital transactions	(10,291,347)	(176,856,391)

Net Assets
Total increase in net assets	119,917,889	109,654,794
Beginning of period	2,158,716,781	2,049,061,987

End of period	$2,278,634,670	$2,158,716,781

FINANCIAL HIGHLIGHTS: S&P 500 Stock Master Portfolio

	Six Months
	Ended
	June 30, 2011		For Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006

Total Investment Return
Total Investment Return	6.03%	(1)	15.06%	26.63%	(36.86)%	5.54%	15.75%

Ratios to Average Net Assets

Total expenses	0.06%	(2)	0.05%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05%	(2)	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	1.95%	(2)	2.01%	2.35%	2.32%	1.98%	1.93%

Supplemental Data

Net assets, end of year (000)	$2,278,635		$2,158,717	$2,049,062	$1,690,980	$2,920,748	$2,727,449

Portfolio turnover(3)	2%		9%	5%	8%	7%	14%

(1)	Aggregate total investment return.

(2)	Annualized.

(3)	Portfolio turnover rates include in-kind transactions, if any.

74	Appendix

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
(Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to S&P 500 Stock Master Portfolio (the “Master Portfolio”), which is a series of MIP. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master would receive to sell an asset or to pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that BFA deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers, and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividends and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the participating Master Portfolio accepted only cash collateral in connection with securities loaned.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The

Appendix	75

statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statements and disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. DERIVATIVE FINANCIAL INSTRUMENTS
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Instruments as of June 30, 2011

	Asset Derivatives
	Statement of Assets
	and Liabilities
	Location	Value

Equity Contracts	Net unrealized appreciation/depreciation*	$674,494

*	Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only the current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations
Period Ended June 30, 2011

		Net Change in Unrealized
	Net Realized Gain From	Appreciation on
	Financial Futures Contracts	Financial Futures Contracts

Equity Contracts	$690,531	$(349,899)

For the six months ended June 30, 2011, the average quarterly number of contracts and notional amount of outstanding financial futures contracts purchased was 286 and $18,864,038 respectively.

3.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master Portfolio for 1940 Act purposes, but Barclays are not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BFA (the “Investment Advisory Agreement”) the Master Portfolio’s, investment advisor, an indirect wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio pays an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2012. The amounts of the waivers, if any, are shown as fees waived in the Statement of Operations.

MIP entered into an administration services arrangement with “BTC”, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio and MIP’s ordinary advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding

76	Appendix

feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management (“BIM”), an affilate of BFA, as the securities lending agent. BIM may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BIM or in registered money market funds advised by BIM or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Master Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. BIM has voluntarily agreed to waive its fees for the period beginning December 1, 2009 until further notice.

The Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. INVESTMENTS
Purchases and sales of investments excluding short-term securities for the six months ended June 30, 2011, were $75,180,935 and $51,120,521 respectively.

5. CONCENTRATION, MARKET AND CREDIT RISK
In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial investments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT
The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met on April 5, 2011 and May 17-18, 2011 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of the Master Fund.

Activities and Composition of the Board: The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreement: Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio and its shareholders. Among the matters the Board considered were: (a) the investment performance of an affiliated feeder fund that invests all of its investable assets in the Master Portfolio (the “representative feeder fund”) for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against peer funds and/or benchmarks, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Master Portfolio operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of contractual and

Appendix	77

actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

BOARD CONSIDERATIONS IN APPROVING THE AGREEMENT
The Approval Process: Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of the Master Portfolio and the representative feeder fund, as applicable, and the investment performance of the representative feeder fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of the representative feeder fund as compared with its benchmark; (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio to BlackRock; (f) sales and redemption data regarding the Master Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 17-18, 2011 Board meeting.

At an in-person meeting held on May 17-18, 2011, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2012. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Master Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. The Board received information regarding the investment performance of the representative feeder fund. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio portfolio management team discussing the performance of the representative feeder fund and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates and significant shareholders provide the Master Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Master Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the representative feeder fund. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the representative feeder fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to funds in the representative feeder fund’s applicable Lipper category and the gross investment performance of the representative feeder fund as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the

78	Appendix

Board’s Performance Oversight and Contract Committee regularly review and meet with Master Portfolio management to discuss the performance of the Master Portfolio throughout the year.

The Board noted that the representative feeder fund’s gross performance exceeded its benchmark index during each of the one-, three- and five-year periods reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee ratio compared with the other funds in the representative feeder fund’s Lipper category. It also compared the representative feeder fund’s total expense ratio, as well as the Master Portfolio’s actual advisory fee ratio, to those of other funds in the representative feeder fund’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee ratio was lower than or equal to the median contractual advisory fee ratio paid by the representative feeder fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase. The Board also considered the extent to which the Master Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the pertinent Master Portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Master Portfolio, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

CONCLUSION
The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Master Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

Appendix	79

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee
Rodney D. Johnson, Co-Chair of the Board and Trustee
David O. Beim, Trustee
Richard S. Davis, Trustee
Henry Gabbay, Trustee
Dr. Matina Horner, Trustee
Herbert I. London, Trustee
Cynthia A. Montgomery, Trustee
Joseph P. Platt, Trustee
Robert C. Robb, Jr., Trustee
Toby Rosenblatt, Trustee
Kenneth L. Urish, Trustee
Frederick W. Winter, Trustee
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

80	Officers and Trustees

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.
Not required in this filing.
Item 3. Audit Committee Financial Expert.
Not required in this filing.
Item 4. Principal Accountant Fees and Services.
Not required in this filing.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a) The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not required with this filing.
(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.
(a)(3)	Not applicable.
(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.
By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date: September 2, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date: September 2, 2011

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: September 2, 2011